                            SCHEDULE 14C INFORMATION

                INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
           OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Check the appropriate box:

/ /  Preliminary Information Statement          / /  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14c-5(d)(2))
/X/  Definitive Information Statement

                          MEDSTONE INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                  (Name of Registrant As Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

     / /  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14c-5(g).

     /X/  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          Common Stock

     (2)  Aggregate number of securities to which transaction applies:

          5,800,000

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         Pro Forma Book Value of the Endocare Common Stock to be distributed was
          $0.18 per share as of November 14, 1995

     (4)  Proposed maximum aggregate value of transaction:

          $1,177,715

     (5)  Total fee paid:

          $361.00

/X/  Fee paid previously with preliminary materials

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

[MEDSTONE LETTERHEAD]

                                                                February 6, 1996

To the Stockholders of Medstone International, Inc.:

     The Board of Directors of Medstone International, Inc. ("Medstone") has approved a distribution of the outstanding shares of Common Stock of its wholly owned subsidiary, Endocare, Inc. ("Endocare"), to holders of Medstone's Common Stock. Each stockholder of Medstone will receive with this letter one share of Endocare Common Stock for every one share of Medstone Common Stock held on December 29, 1995. No stockholder vote is required or sought in connection with the distribution. The enclosed Information Statement explains the distribution of Endocare shares and related transactions and contains important financial and other information about Endocare, its organization, business, management and other matters. Please read the Information Statement carefully and keep it for future reference.

     The Board of Directors of Medstone believes the distribution of Common Stock of Endocare is in the best interests of Medstone and its stockholders. Following the distribution, management of each Company plans to concentrate its attention and resources on their respective core businesses without regard to the corporate objectives, policies and investment standards of the other. For example, Endocare will focus on a distinct business -- developing, manufacturing and marketing surgical devices to treat urological disorders -- while Medstone will increase its focus on expanding the sales and service of its lithotripsy products worldwide. Following the Distribution, Endocare will also continue to provide research and development services to Medstone upon request.
                                          Sincerely,

                                          David V. Radlinski
                                          Chairman and Chief Executive Officer

[ENDOCARE LETTERHEAD]

                                                                February 6, 1996

To the Stockholders of Medstone International, Inc.:

     The enclosed Information Statement contains important financial and other information about Endocare, Inc. ("Endocare"), the corporation of which you will become a stockholder if you owned shares of Medstone International, Inc. Common Stock on December 29, 1995. Endocare develops, manufactures and markets devices to treat urological diseases. We want to welcome you as an investor and invite you to learn more about our Company.

     We at Endocare are excited about the future of our Company and the impact our products can have on urological disease treatment. We look forward to a long relationship with each of you.
                                          Sincerely,

                                          Paul W. Mikus
                                          Chairman and Chief Executive Officer

INFORMATION STATEMENT

                                 ENDOCARE, INC.
          (A WHOLLY-OWNED SUBSIDIARY OF MEDSTONE INTERNATIONAL, INC.)

                         MEDSTONE INTERNATIONAL, INC.'S
                      DISTRIBUTION OF 5,516,528 SHARES OF
                          ENDOCARE, INC. COMMON STOCK
                          (PAR VALUE $.001 PER SHARE)

                            ------------------------

     This Information Statement is being furnished in connection with the distribution (the "Distribution") by Medstone International, Inc. ("Medstone") to its stockholders of substantially all of the shares of Common Stock of its wholly owned subsidiary, Endocare, Inc. ("Endocare" or the "Company").

     It is expected that the Distribution will be made on or about February 6, 1996, to holders of record of the Common Stock of Medstone, $.004 par value per share (the "Medstone Common Stock"), on December 29, 1995, on the basis of one share of the Common Stock of Endocare, $.001 par value per share (the "Endocare Common Stock"), for every one share of Medstone Common Stock held. The Distribution will result in substantially all of the outstanding shares of Endocare Common Stock being distributed to holders of Medstone Common Stock on a pro rata basis.

     No consideration will be required to be paid by Medstone stockholders for the shares of Endocare Common Stock to be received by them in the Distribution, nor will they be required to exchange shares of Medstone Common Stock to receive Endocare Common Stock.

                            ------------------------

           NO STOCKHOLDER APPROVAL OF THE DISTRIBUTION IS REQUIRED OR
               SOUGHT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU
                     ARE REQUESTED NOT TO SEND US A PROXY.

                            ------------------------

           THE DATE OF THIS INFORMATION STATEMENT IS FEBRUARY 6, 1996

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
Summary...............................................................................    3
The Company...........................................................................    5
The Distribution......................................................................    5
Relationship Between Medstone and the Company After the Distribution..................    9
Risk Factors..........................................................................   11
Capitalization........................................................................   17
Dividend Policy.......................................................................   17
Selected Financial Data...............................................................   18
Management's Discussion and Analysis of Financial Condition and Results of
  Operations..........................................................................   19
Business..............................................................................   21
Management............................................................................   26
Executive Compensation................................................................   27
Security Ownership of Principal Stockholders and Management...........................   31
Description of Capital Stock..........................................................   32
Anti-Takeover Effects of the Company's Certificate and Bylaws.........................   33
Liability and Indemnification of Officers and Directors...............................   35
Independent Accountants...............................................................   36
Additional Information................................................................   36
Index to Financial Statements.........................................................   37

                                    SUMMARY

     This Summary is qualified in its entirety by the more detailed information appearing elsewhere in this Information Statement. Capitalized terms used but not defined in this Summary are defined elsewhere in this Information Statement.

                                THE DISTRIBUTION

Distributing Company.......  Medstone International, Inc. a Delaware corporation
                             ("Medstone"), develops and markets lithotripsy products.

Distributed Company........  Endocare, Inc., a Delaware corporation ("Endocare"
                             or the "Company"), develops, manufactures and markets devices to treat urological diseases. See "Business."

Distribution Ratio.........  One share of Endocare Common Stock, par value $.001 per share, for every one share of Medstone Common Stock.

Shares to be Distributed...  A total of 5,516,528 shares of Endocare Common
                             Stock will be distributed to Medstone stockholders.

Record Date................  December 29, 1995 (close of business).

Distribution Date..........  On or about February 6, 1996.

Certain Tax Consequences...  In general, it is anticipated that Medstone,
                             Endocare and the Medstone stockholders should not recognize any taxable gain or income solely as a result of the Distribution. As a condition of the Distribution, Medstone will receive a tax opinion from Wilson Sonsini Goodrich & Rosati, P.C. Palo Alto, California, to the effect that the Company may reasonably report the Distribution of Endocare Common Stock to Medstone stockholders as a tax-free distribution for federal income tax purposes. The tax opinion will be subject to certain qualifications and assumptions, the accuracy of which are critical to the Distribution qualifying as a taxfree distribution. See "The
                             Distribution -- Certain Federal Income Tax
                             Consequences of the Distribution."

Trading Market and
Symbol.....................  The Company does not expect to qualify for listing of its Common Stock on the Nasdaq Small Cap Market upon completion of the Distribution. Trading, if any, in the Company's Common Stock will be conducted in the over-the-counter market on an electronic bulletin board or in what are commonly referred to as the "pink sheets." See "Risk Factors -- Absence of Public Market; Possible Illiquidity of Trading Market and Possible Volatility of Stock Price."

Distribution Agent.........  U.S. Stock Transfer Corporation, Glendale,
                             California, ("U.S. Stock Transfer") will act as the Distribution Agent. The Distribution Agent will mail share certificates beginning on or about the Distribution Date.

Dividends..................  The Endocare Board of Directors anticipates that the Company will retain any earnings and will not pay dividends to its stockholders in the foreseeable future. See "Dividend Policy."

Principal Office of the
  Company..................  18 Technology Drive, Suite 134, Irvine, California
                             92718, telephone: (714) 450-1410.

Transfer Agent and
Registrar for Common
  Stock....................  U.S. Stock Transfer will act as Endocare's Transfer
                             Agent and Registrar for the Endocare Common Stock.

Reasons for the
Distribution...............  The Board of Directors of Medstone believes that the Distribution is in the best interests of Medstone and its stockholders for a number of reasons. Among these are: (a) focusing the management of each Company on the core business of each Company without regard to the corporate objectives and policies of the other Company, (b) offering incentives more attractive and appropriate for the motivation and retention of key employees by each (c) improving the near term earnings of Medstone, and (d) improving the likelihood that each of Endocare and Medstone may have greater access to capital than would otherwise be the case.

Relationship with Medstone
after the Distribution.....  Medstone will own 100,000 shares of Endocare Common
                             Stock after the Distribution. Prior to the Distribution, the Company and Medstone will enter into a Distribution Agreement, pursuant to which both parties agree to indemnify and hold the other harmless from any liability for claims resulting from any material breach of the representations and warranties made by the indemnifying party in connection with the Distribution. Additionally, Medstone will make a capital contribution of cash in the amount of $500,000 and the net assets comprising the Company's business. See "The Distribution" and "Relationship Between Medstone and the Company After the Distribution."

Risk Factors...............  Stockholders should carefully consider certain factors described under "Risk Factors."

                                  THE COMPANY

     Endocare develops, manufacturers and markets devices to treat urological diseases. Endocare began as a department and was later formed as a division of Medstone International, Inc. ("Medstone") to continue the research and development efforts of Medstone in the treatment of urological disorders and to focus on new product development. In addition to enhancing Medstone's existing lithotripsy products, the research and development conducted by Endocare has produced several products outside of Medstone's core business of lithotripsy. The Company's products include its Prolase(R) side firing laser catheter and electrosurgical devices designed to treat urological tissue and its CryoCare(TM) System, which is currently in clinical trials. The common theme for all Endocare product development is innovative design, minimally invasive and outpatient-oriented procedures, and cost effective solutions for the marketplace. The Company's goal is to continue to find better surgical solutions for better patient care in the area of urologic disease. Following the Distribution, the Company will also continue to perform research and development for Medstone.

     Endocare is a Delaware corporation incorporated in May 1994 with its principal executive offices located at 18 Technology Drive, Suite 134, Irvine, California 92718. Its telephone number is (714) 450-1410.

                                THE DISTRIBUTION

REASONS FOR DISTRIBUTION

     The Board of Directors of Medstone has determined by unanimous vote that it is in the best interests of Medstone, Endocare and the Medstone stockholders to undertake the Distribution. The Distribution is designed to separate Medstone and Endocare which have evolved into separate businesses with distinct missions and financial, investment and operating characteristics so that each can adopt strategies and pursue objectives appropriate to its specific business. Medstone has a mature product line and must meet different regulatory standards than Endocare, which is relying on new products meeting different regulatory standards to sustain its revenue growth. The Distribution will permit the management of each Company to concentrate its attention and resources on the challenges faced by their respective core businesses without regard to the corporate objectives, policies and investment standards of the other. In particular, the Distribution is expected to improve the future earnings prospects of Medstone by eliminating the research and development expenses expected to be incurred by Endocare. Endocare should have better access to capital markets to finance its growth and the commercialization of new products. Separating the companies should also allow for increased executive focus for both Medstone and Endocare and more effective incentive programs for key employees of each Company. Separating Endocare from Medstone is also expected to improve Endocare's ability to market its products through standard distribution channels, some of which have been unavailable because of Endocare's relationship to Medstone. Finally, the Board of Medstone believes the Distribution will permit investors, customers, regulatory agencies and other constituencies to evaluate the respective businesses of Medstone and Endocare more effectively.

MANNER OF EFFECTING DISTRIBUTION

     The general terms and conditions relating to the Distribution are set forth in a Distribution Agreement entered into between Medstone and Endocare prior to the Distribution. Each stockholder of Medstone will receive one share of Endocare Common Stock for every one share of Medstone Common Stock held on the Record Date. Upon completion of the Distribution, there will be 5,616,528 shares of Endocare Common Stock outstanding, as there were 5, 516,528 shares of Medstone Common Stock outstanding on the Record Date. All of these shares will be immediately eligible for sale in the public market without restriction under the Securities Act of 1933, as amended (the "Securities Act"), except that any shares owned by affiliates of Endocare may generally only be sold in compliance with the applicable provisions of Rule 144. On the Distribution Date, there will also be outstanding options to purchase 960,000 shares of Endocare Common Stock. See "Capitalization."

     The Distribution will be made on the Distribution Date to stockholders of record of Medstone at the close of business on the Record Date. On the Distribution Date, Medstone will deliver 5,516,528 outstanding shares of Endocare Common Stock to the Distribution Agent, for distribution to Medstone stockholders as of the Record Date. The Distribution Agent will mail, beginning promptly thereafter, certificates representing Endocare Common Stock to these Medstone stockholders. Medstone stockholders will not be required to pay for shares of the Endocare Common Stock received in the Distribution or to surrender or exchange shares of Medstone Common Stock to receive shares of Endocare Common Stock. No vote of Medstone stockholders is required or sought in connection with the Distribution, and Medstone stockholders have no appraisal rights in connection with the Distribution. Medstone will account for the Distribution as a dividend.

DISTRIBUTION AGREEMENT

     The general terms and conditions of the Distribution are set forth in the Distribution Agreement to be entered into between Medstone and the Company prior to the Distribution. In addition to providing for the transfer of Endocare's capital equipment and other assets related to the research and development of urological products, the Distribution Agreement and related agreements provide for the investment in Endocare by Medstone of $500,000 as a capital contribution to provide funding, and the transfer of certain patents and products currently being marketed that were previously developed by the Endocare research and development effort.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE DISTRIBUTION

     The following discussion sets forth a summary of the material federal income tax consequences under the Internal Revenue Code of 1986, as amended (the "Code"), to holders of Medstone Common Stock with respect to the receipt of the Endocare Common Stock pursuant to the Distribution. The discussion may not address all federal income tax consequences that may be relevant to particular Medstone stockholders, e.g., foreign persons, dealers in securities and persons who received Medstone Common Stock in compensatory transactions. In addition, the discussion does not address any state, local or foreign tax considerations relative to the Distribution. ACCORDINGLY, ALL HOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS.

     Medstone has not requested a ruling from the Internal Revenue Service (the "Service") with respect to the federal income tax consequences of the Distribution. However, as a condition of the consummation of the Distribution, Medstone will receive an opinion of Wilson Sonsini Goodrich & Rosati, P.C. ("Special Tax Counsel") that: (i) for federal income tax purposes, there is a reasonable basis for treating the Distribution as a transaction qualifying under
Section 355 of the Code; and (ii) this discussion insofar as it relates to the statements of law or legal conclusions is correct in all material respects.

     In rendering the tax opinion, Special Tax Counsel will rely upon certain representations and covenants made by Medstone, certain of its stockholders and the Company, including the following: (a) following the Distribution, the holders of Medstone common stock must maintain a substantial continuing ownership interest in the Endocare capital stock they receive in the Distribution; and (b) the Company must continue its historic research business including the provision of research and development services on behalf of Medstone. The tax opinion will be explicitly conditioned upon the accuracy of such representations and covenants and upon certain assumptions critical to the Distribution qualifying as a tax-free spinoff under Section 355 of the Code. The tax opinion does not bind the Service nor does it preclude the Service from adopting a contrary position from that taken in the tax opinion. In the event the representations or assumptions are not accurate or the covenants are breached, then Medstone and the Company will be unable to rely on the tax opinion. Assuming the Distribution qualifies as a tax-free spinoff under Section 355, the following tax consequences will result:

          (1) No gain or loss will be recognized by or includable in the income of a holder of Medstone Common Stock solely as a result of the receipt of Endocare Common Stock pursuant to the Distribution;

          (2) No gain or loss will be recognized by Medstone or the Company solely as a result of the Distribution;

          (3) The tax basis of Medstone Common Stock held by a Medstone stockholder immediately before the Distribution will be apportioned between such Medstone Common Stock and the Endocare Common Stock received by such stockholder in the Distribution based upon the relative fair market value of such Medstone Common Stock and Endocare Common Stock on the Distribution Date (for purposes of the apportionment the Company has determined that the value of the Endocare Common Stock as of the Distribution Date is $0.18 per share); and

          (4) Assuming that Medstone Common Stock held by a Medstone stockholder is held as a capital asset, the holding period for the Endocare Common Stock received in the Distribution will include the period during which such Medstone Common Stock was held.

     Notwithstanding the opinion of counsel referred to above the application of
Section 355 of the Code to the Distribution is complex and may be subject to differing interpretation. In particular, the Service may challenge the tax-free status of the Distribution on the grounds that it lacks an adequate "business purpose" or that the active business requirement of Section 355(b) of the Code (which requires the continuation after the Distribution of a business conducted for at least five years prior to the Distribution) is not satisfied. Accordingly, there can be no assurance that the Service will not successfully assert that the Distribution is a taxable event.

     If the Distribution does not qualify as a tax-free spinoff under Section 355 of the Code, then: (i) Medstone would recognize capital gain equal to the difference between the fair market value of the Endocare Common Stock on the Distribution Date and Medstone's tax basis in such stock (based on the anticipated low value of the Endocare stock Medstone believes any such gain should not be material); (ii) each stockholder receiving shares of Endocare Common Stock in the Distribution may be treated as having received a distribution equal to the value of the Endocare Common Stock received which would be taxable as ordinary income to the extent of Medstone's current and accumulated earnings and profits; (iii) the holding period for determining capital gain treatment of the Endocare Common Stock received in the Distribution would commence on the Distribution Date; and (iv) each stockholder would have a tax basis in the shares of Endocare Common Stock received in the Distribution equal to the fair market value of such shares. Corporate stockholders may be eligible for a dividends-received deduction (subject to certain limitations) with respect to the portion of the Distribution constituting a dividend, and may be subject to the Code's extraordinary dividend provisions which, if applicable, would require a reduction in such holder's tax basis in his or her Medstone stock to the extent of such deduction.

     The foregoing is a summary of material federal income tax considerations of the Distribution under current law. Each stockholder should consult his or her tax advisor as to the particular consequences of the Distribution to such stockholder, in light of his or her personal circumstances, including the application of state, local and foreign tax laws.

TRADING OF ENDOCARE COMMON STOCK

     A "when issued" trading market in the Endocare Common Stock is expected to develop prior to the Distribution Date. A "when issued" trading market occurs when trading in shares begins prior to the time stock certificates are actually available or issued.

     Prior to the Distribution, there has not been any established public trading market for the Endocare Common Stock. It is anticipated that certain investment banking firms may make a market in the Endocare Common Stock following the Distribution. Any such market making activity may be discontinued at any time, without notice. There can be no assurance that an active trading market in the Endocare Common Stock will develop, or, at what prices the Endocare Common Stock will trade.

     The Company does not expect to qualify for listing of its Common Stock on the Nasdaq Small Cap Market upon completion of the Distribution. Trading, if any, in the Company's Common Stock will be conducted in the over-the-counter market on an electronic bulletin board or in what are commonly referred to as the "pink sheets." See "Risk Factors -- Absence of Public Market; Possible Illiquidity of Trading Market and Possible Volatility of Stock Price." Based on the number of holders of Medstone Common Stock as of

December 29, 1995, the Company is expected to have approximately 394 stockholders of record at the Distribution Date (including shares held in street name).

OTHER CONSEQUENCES OF THE DISTRIBUTION

1995 STOCK OPTION PLAN

     Endocare has adopted a 1995 Stock Option Plan (the "1995 Stock Plan") under which employees, directors and consultants of the Company, its parent and any subsidiaries are eligible to receive stock option grants and stock purchase rights. In 1995, options to purchase up to 960,000 shares of the Company's Common Stock were granted to certain officers and consultants of the Company under the 1995 Stock Plan. See "Executive Compensation -- Stock Plan."

1995 DIRECTOR OPTION PLAN

     Endocare has adopted a 1995 Director Option Plan under which outside directors receive automatic grants of stock options. See
"Management -- Compensation of Directors."

QUESTIONS RELATING TO THE DISTRIBUTION

     Questions relating to the Distribution or ownership of Common Stock of the Company should be directed to the Chief Executive Officer, Endocare, Inc., 18 Technology Drive, Suite 134, Irvine, California, 92718, telephone (714) 450-1410.

      RELATIONSHIP BETWEEN MEDSTONE AND THE COMPANY AFTER THE DISTRIBUTION

     The business of Endocare has historically been operated as a division of Medstone. Endocare, Inc. was incorporated in 1994. The Company has relied upon Medstone for financial support. The Company has also relied on Medstone for assistance with personnel management and financial administration. Upon completion of the Distribution, the Company will operate independently from Medstone. Endocare will continue to provide research and development and other services to Medstone for fair market value fees pursuant to the Intercompany Agreements (as defined below).

INTERCOMPANY AGREEMENTS

     Prior to the Distribution, Endocare and Medstone entered into a Research and Development Services Agreement, Distribution Agreement, Administrative Services Agreement and Contribution Agreement (collectively, "the Intercompany Agreements"). The following are summaries of the principal provisions of such agreements. These summaries are qualified in their entirety by reference to the full text of such agreements, which have been filed as exhibits to the Registration Statement of which this Information Statement is a part.

RESEARCH AND DEVELOPMENT AGREEMENT.

     Following the Distribution certain research and development personnel of Endocare will continue to perform research and development services for Medstone. Under a Research and Development Services Agreement, Endocare will bill Medstone on an hourly basis for any research and development services performed.

DISTRIBUTION AGREEMENT

     Under the Distribution Agreement, immediately following the Distribution, nearly all of the Endocare Common Stock will be owned by stockholders of Medstone and shares in the two companies will trade independently.

     The Distribution Agreement also provides that each party agrees to indemnify and hold the other harmless from certain liabilities, including claims resulting from any breach of representations and warranties made by the indemnifying party in connection with the Distribution.

     The Distribution Agreement provides that Endocare has the right to hire certain individuals approved by Medstone who are or have been employees of Medstone. Medstone will have no further responsibility or liability with respect to the employment relationship of such employees upon the effectiveness of the Distribution, other than with respect to the final settlement or obligations with respect to such employees under existing Medstone incentive and benefit plans.

     The Distribution Agreement provides that in connection with the transfer of assets and the assumption of liabilities relating to the separation of the businesses of Endocare and Medstone, Endocare and Medstone shall execute or cause to be executed various conveyancing and assumption instruments in such forms as the parties to the Distribution Agreement shall agree.

     Pursuant to the Distribution Agreement, Medstone agrees to obtain all consents, permits and authorizations necessary to transfer and to transfer to Endocare any assets associated with the Endocare business which have not been transferred by the Distribution Date. In addition, Medstone is to obtain consents, permits and authorizations necessary to permit Endocare to assume any liabilities associated with the Endocare business which have not been assumed by Endocare by the Distribution Date.

     The Distribution Agreement sets forth the respective obligations of Medstone and Endocare with respect to liabilities for taxes and tax returns and other tax related filings. In general, Medstone will be responsible for tax filings of Endocare and paying those taxes (other than taxes accrued on its financial statements) attributable to any taxable period (or that portion of any taxable period) ending on or before the Distribution Date. Endocare shall be responsible for filing its tax returns and paying its taxes attributable to periods (or portions of any taxable periods) commencing on or after the date immediately following the Distribution Date. In addition, the Distribution Agreement requires Medstone and Endocare to cooperate in preparing those filings which cover overlapping taxable periods that include the Distribution Date.

ADMINISTRATIVE SERVICES AGREEMENT

     Under the Administrative Services Agreement, Medstone will provide certain accounting, benefits and payroll services to Endocare and, under this agreement, Medstone may also provide to Endocare the use of certain facilities. In consideration for such services and use of such facilities, Endocare shall pay to Medstone an hourly fee of $50. Pursuant to the terms of the Administrative Services Agreement, Endocare and Medstone may contract employee services from each other for a period not to exceed two years following the Distribution Date.

CONTRIBUTION AGREEMENT

     Under the Contribution Agreement, Medstone will transfer to Endocare certain Medstone property, including certain intellectual property and other rights, used in connection with Endocare's business, and will make a cash contribution of $500,000 to Endocare.

OTHER ARRANGEMENTS

     The Board of Directors of Endocare consists of Paul W. Mikus, Kevin Marinelli and Peter Bernardoni. Each member of the Endocare Board of Directors serves until the next Annual Meeting of Endocare stockholders, at which time all directors are subject to reelection.

                                  RISK FACTORS

     The following risk factors should be considered carefully, in addition to the other information contained in the Information Statement, in evaluating Endocare and its business prospects.

LIMITED OPERATING HISTORY; HISTORY OF LOSSES; REPORT OF INDEPENDENT AUDITORS

     The Company has a limited history of operations. Since its inception, the Company has engaged primarily in research and development, and the Company has minimal experience in manufacturing, marketing and selling its products in commercial quantities. Additionally, the Company has incurred annual operating losses since its inception, and expects to continue to incur operating losses as new products will require substantial development, clinical, regulatory, manufacturing and other expenditures. There can be no assurance that Endocare will successfully develop or commercialize its current or future products, that the Company will achieve significant revenues from sales, or that the Company will achieve or sustain profitability in the future. Moreover, the Company's independent auditors have issued their report containing an explanatory paragraph which expresses substantial doubt regarding the Company's ability to continue as a going concern based on certain existing conditions. In particular, the realization of the Company's assets is dependent upon future events, the outcome of which is indeterminable. Additionally, successful completion of the Company's development program and its transition, ultimately, to attaining profitable operations is dependent upon obtaining additional financing adequate to fulfill its research and development activities, and achieving a level of revenues adequate to support the Company's cost structure.

DECLINING SALES OF EXISTING PRODUCTS; UNCERTAIN MARKET ACCEPTANCE OF NEW
PRODUCTS

     Sales of several existing Endocare products, including Prolase and Diolase, have declined and are expected to continue to decline over the next two years and beyond. Endocare's other products are either in varying stages of development or are in the very early stage of market acceptance. There can be no assurance that the Company's products will prove to be safe and effective in clinical trials under applicable regulatory guidelines, and clinical trials may identify significant technical or other obstacles that must be overcome prior to obtaining necessary regulatory or reimbursement approvals. Even if a product overcomes these obstacles, the Company's products will not be used unless they present an attractive alternative to other treatments and that the clinical benefits to the patient and cost savings achieved through use of the Company's products outweigh the cost of such products. The Company believes that recommendations and endorsements of physicians, patients and health care payors will be essential for market acceptance of its products, and there can be no assurance that any such recommendations or endorsements will be obtained. There can be no assurance that the Company's products will gain any significant degree of market acceptance among physicians, patients and health care payors. Failure of the Company's products to achieve significant market acceptance would have a material adverse effect on the Company's business, financial condition and results of operations.

PRIOR RELIANCE ON MEDSTONE; NEED FOR ADDITIONAL FINANCING

     The Company has operated as a division or wholly owned subsidiary of Medstone since it commenced operations and has relied upon Medstone for financial support and for assistance with personnel management and financial administration. In connection with the Distribution, Medstone will make a capital contribution to the Company of $500,000 cash and the net assets comprising the Company's business. Upon completion of the Distribution, the Company will no longer be able to rely on Medstone and will need to obtain independent sources of financing and successfully replace administrative capability previously provided by Medstone. Additionally, the Company will face various costs associated with being a reporting company under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including increased legal and accounting fees. The Company's future liquidity and capital requirements will depend upon numerous factors, including the progress of the Company's clinical trials, actions relating to regulatory and reimbursement matters, the cost and timing of expansion of marketing, sales, manufacturing and product development activities, the extent to which the Company's products gain market acceptance, and competitive developments. The Company believes that additional financing may be required as early as 1996, and may seek such financing through public or private debt or equity offerings or from corporate partners who may acquire a significant equity interest in Endocare. Future equity financings may result in dilution to the holders of the Company's Common Stock. Endocare's ability to obtain such financing will depend on its results of operations, financial condition and business prospects, as well as market conditions. The existence of the Intercompany Agreements may also have a material adverse effect on the Company's ability to obtain financing. There can be no assurance that any financing will be available on acceptable terms, either from public or private sources, and there can be no assurance that the Company will successfully operate independently of Medstone.

EFFECT OF INDUSTRY COMPETITION; INABILITY OF COMPANY TO COMPETE IN INDUSTRY

     Endocare competes in an established field of surgical device manufacturers, and the competition in this field is intense. Many of the Company's competitors are significantly larger than the Company and have greater financial, technical, research, marketing, sales, distribution and other resources than the Company. Additionally, the Company believes there will be intense price competition for products developed in the Company's market. There can be no assurance that the Company's competitors will not succeed in developing or marketing technologies and products that are more effective or commercially attractive than any that are being developed or marketed by the Company, or that such competitors will not succeed in obtaining regulatory approval, introducing or commercializing any such products prior to the Company. Such developments could have a material adverse effect on the Company's business, financial condition and results of operations. Further, there can be no assurance that, even if the Company is able to successfully compete, that it would do so in a profitable manner.

RAPID TECHNOLOGICAL AND INDUSTRY CHANGE

     The medical device industry generally, and the urological disease treatment market in particular, are characterized by rapid technological change, changing customer needs, and frequent new product introductions. The Company's future success will depend upon its ability to develop and introduce new products that address the increasingly sophisticated needs of its customers. There can be no assurance that the Company will be successful in developing and marketing new products that achieve market acceptance or that the Company will not experience difficulties that could delay or prevent the successful development, introduction and marketing of new products. Further, there can be no assurance that the Company's competitors will not succeed in developing or marketing technologies and products, including drug-based treatments, that are more effective or commercially attractive than any that are being developed by the Company, or that such competitors will not succeed in obtaining regulatory approval for introducing or commercializing any such products prior to the Company. There can be no assurance that the Company's products will not be rendered obsolete as a result of future innovations. Moreover, there can be no assurance that the Company will correctly anticipate trends of technology that the market prefers or that, even if it correctly anticipates such trends, that it will achieve market acceptance of its products and meet market demand for its products in a timely fashion.

LIMITED SALES AND MARKETING EXPERIENCE

     The Company has only limited experience marketing and selling its products, and does not have experience marketing and selling its products in commercial quantities. The Company believes that to become and remain competitive, it will need to develop third party distribution channels and/or create a substantial direct sales force with technical expertise. Establishing marketing and sales capabilities sufficient to support sales in commercial quantities will require significant resources, and there can be no assurance that the Company will be able to recruit and retain direct sales personnel, or that the Company will succeed in establishing and maintaining any third party distribution channels, or that the Company's future sales and marketing efforts will succeed at all.

LIMITED MANUFACTURING EXPERIENCE

     The Company uses a combination of internal manufacturing capacity and third party manufacturers in its manufacturing efforts. Most of the Company's purchased components and processes are available from more than one vendor. However, certain components and processes are currently available from or performed by a single vendor. The ability of third party manufacturing sources to deliver components or finished goods will affect the Company's ability to commercialize its products, and the Company's dependence on third party sources may adversely effect the Company's profit margins. Further, the qualification of additional or replacement vendors for certain components or services could be a lengthy process. Any supply interruption from a single source vendor would have a material adverse effect on the Company's ability to manufacture its products until a new source of supply was qualified and, as a result, could have a material adverse effect on the Company's business, financial condition and results of operations. In particular, in August 1995, one of the Company's sole source vendors delayed its delivery of components to the Company, and thereby caused the Company to delay the introduction of one of its products.

     Additionally, the Company's success will depend in part upon its ability to manufacture its products in compliance with the FDA's Good Manufacturing Practices ("GMP") regulations and other regulatory requirements, in sufficient quantities and on a timely basis, while maintaining product quality and acceptable manufacturing costs. Failure to increase production volumes in a timely or cost effective manner or to maintain compliance with GMP or other regulatory requirements could have a material adverse effect on the Company's business, financial condition and results of operations. In particular, the Company's recent relocation will require certification of its new facility as a GMP facility. Any failure to obtain or delay in obtaining such certification would have a material adverse effect on the Company's ability to manufacture its products. Such a failure would have a material adverse effect on the Company's business, financial condition and results of operations.

     Further, the Company has limited experience in producing its products in commercial quantities. Manufacturers often encounter difficulties in scaling up production of new products, including problems involving production yields, quality control and assurance, component supply and shortages of qualified personnel. The Company's failure to overcome these manufacturing problems could materially adversely affect the Company's business, financial condition and results of operations.

DEPENDENCE UPON KEY PERSONNEL

     The Company's future success depends to a significant degree upon the continued service of key technical and senior management personnel, none of whom is bound by an employment agreement or covered by an insurance policy of which the Company is the beneficiary. The Company's future success also depends on its continuing ability to attract, retain and motivate highly qualified technical, managerial and sales personnel. Competition for such personnel is intense, and there can be no assurance that the Company will be able to retain its existing employees or attract, retain and motivate highly qualified personnel in the future. If the Company is unable to hire the necessary personnel, its ability to develop, market, manufacture and sell the Company's products could be impaired. Such impairment could have a material adverse effect upon the Company's business, financial condition and results of operations.

STRICT GOVERNMENT REGULATION; DIFFICULT AND LENGTHY REGULATORY APPROVAL PROCESS

     Governmental regulations in the United States and other countries are a significant factor affecting the research and development, manufacture and marketing of the Company's products. In the United States, the U.S. Food and Drug Administration ("FDA") has broad authority under the Federal Food, Drug and Cosmetic Act and the Public Health Service Act to regulate the distribution, manufacture and sale of medical devices. Foreign sales of drugs and medical devices are subject to foreign governmental regulation and restrictions which vary from country to country.

     The process of obtaining FDA and other required regulatory approvals is lengthy and expensive. There can be no assurance that Endocare will be able to obtain necessary approvals for clinical testing or for manufacturing or marketing of its products. Failure to comply with applicable regulatory approvals can, among other things, result in fines, suspension of regulatory approvals, product recalls, operating restrictions and criminal prosecution. In addition, governmental regulation may be established which could prevent, delay, modify or rescind regulatory approval of Endocare's products. For example, in January 1993, the FDA, subsequent to approving the use of lasers as in the Company's Prolase products, deemed such use "experimental" for a particular procedure, which dramatically decreased sales of the Company's Prolase products. There can be no assurance that any such position by the FDA, or change of position by the FDA, would not adversely impact the Company's business, financial condition or results of operations. See "Business -- Government Regulation."

     Regulatory approvals, if granted, may include significant limitations on the indicated uses for which the Company's products may be marketed. In addition, to obtain such approvals, the FDA and foreign regulatory authorities may impose numerous other requirements on the Company. FDA enforcement policy strictly prohibits the marketing of approved medical devices for unapproved uses. In addition, product approvals can be withdrawn for failure to comply with regulatory standards or the occurrence of unforseen problems following initial marketing. There can be no assurance that the Company will be able to obtain regulatory approvals for its products on a timely basis or at all, and delays in receipt of or failure to receive such approvals, the loss of previously obtained approvals, or failure to comply with existing or future regulatory requirements would have a material adverse effect on the Company's business, financial condition and results of operations.

UNCERTAINTY RELATING TO THIRD PARTY REIMBURSEMENT

     In the United States, health care providers, such as hospitals and physicians, that purchased medical devices such as the Company's products, generally rely on third party payors, principally federal Medicare, state Medicaid and private health insurance plans, to reimburse all or part of the cost of medical procedures involving the Company's products. Reimbursement for such procedures using devices that have received FDA approval has generally been available in the United States. The Company anticipates that in a prospective payment system, such as the DRG system utilized by Medicare, and in many managed care systems used by private health care payors, the cost of the Company's products will be incorporated into the overall cost of the procedure and that there will be no separate, additional reimbursement for the Company's products. The Company anticipates that hospital administrators and physicians will justify the additional cost of the Company's products by the attendant cost savings and clinical benefits derived from the use of the Company's products.

     Separate reimbursement for the Company's products is not expected to be available in the United States and there can be no assurance that reimbursement for the Company's products will be available in international markets under either governmental or private reimbursement systems. Furthermore, the Company could be adversely affected by changes in reimbursement policies of governmental or private health care payors, particularly to the extent any such changes affect reimbursement for procedures in which the Company's products are used. Failure by physicians, hospitals and other users of the Company's products to obtain sufficient reimbursement from health care payors for procedures involving the Company's products, or adverse changes in governmental and private third party payors' policies toward reimbursement for such procedures, could have a material adverse effect on the Company's business, financial condition and results of operations.

PRODUCT LIABILITY AND RECALL RISKS; LIMITED INSURANCE COVERAGE

     The manufacture and sale of medical products entails significant risk of product liability claims or product recalls. There can be no assurance that the Company's existing insurance coverage limits are adequate to protect the Company from any liabilities it might incur in connection with the clinical trials or sales of its products. In addition, the Company may require increased product liability coverage as its products are commercialized. Such insurance is expensive and in the future may not be available on acceptable terms, if at all. A successful product liability claim or series of claims brought against the Company in excess of its insurance coverage, or a recall of the Company's products, could have a material adverse effect on the Company's business, financial condition and results of operations.

UNCERTAINTY RELATED TO HEALTH CARE REFORM

     Political, economic and regulatory influences are subjecting the health care industry in the United States to fundamental change. The Company anticipates that Congress, state legislatures and the private sector will continue to review and assess alternative health care delivery and payment systems. Potential approaches that have been considered include mandated basic health care benefits, controls on health care spending through limitations on the growth of private purchasing groups, price controls and other fundamental changes to the health care delivery system. Legislative debate is expected to continue in the future, and market forces are expected to demand reduced costs. The Company cannot predict what impact the adoption of any federal or state health care reform measures, future private sector reform or market forces may have on its business.

INSUFFICIENT PROPRIETARY INFORMATION PROTECTIONS; RISK OF INFRINGEMENT OF OTHERS' RIGHTS

     Endocare's success will depend in part on its ability to secure and protect intellectual property rights relating to its technology. While Endocare believes that the protection of patents or licenses is important to its business, it also relies on trade secrets, know-how and continuing technological innovation to maintain its competitive position. No assurance can be given that Endocare's patent applications will be approved, that Endocare will develop any additional proprietary products that are patentable and/or that any issued patents will provide Endocare with a competitive edge or will not be challenged by any third parties.

     The Company seeks to preserve the confidentiality of its technology by entering into confidentiality agreements with its employees, consultants, customers, and key vendors and by other means. No assurance can be given, however, that these measures will prevent the unauthorized disclosure or use of such technology.

     No assurance can be given that Endocare's processes or products will not infringe patents or proprietary rights of others or that any license required would be made available under any such patents or proprietary rights, on terms acceptable to Endocare or at all. From time to time, the Company has received correspondence alleging infringement of proprietary rights of third parties. No assurance can be given that any relevant claims of third parties would not be upheld as valid and enforceable, and therefore that the Company could be prevented from practicing the subject matter claimed or would be required to obtain licenses from the owners of any such proprietary rights to avoid infringement.

UNCERTAINTY OF TAX CONSEQUENCES

     As a condition to the completion of the Distribution, Medstone and the Company will receive an opinion from Wilson Sonsini Goodrich & Rosati, P.C., special tax counsel, to the effect that Medstone and the Company have a reasonable basis for the position that the Distribution will qualify as a tax-free spinoff under Section 355 of the Internal Revenue Code. This tax opinion is offered in reliance on a number of assumptions, covenants and representations made by Medstone, the Company and certain Medstone stockholders, including the following: (a) following the Distribution, the holders of Medstone common stock must maintain a substantial continuing ownership interest in the Endocare capital stock they receive in the Distribution; and (b) the Company must continue its historic research business including the provision of research and development services on behalf of Medstone. These assumptions, representations and covenants are critical to the Distribution qualifying as a tax-free spinoff under Section 355 of the Internal Revenue Code. If any of the representations or covenants are breached or any of the assumptions are incorrect, then the factual foundation of the tax opinion would be flawed and it may not be relied upon.

     Further, as reflected in the tax opinion, the applicability of Section 355 to the Distribution is complex and may be subject to differing interpretations. In particular, the Service may challenge the tax-free status of the Distribution on the grounds that it lacks an adequate "business purpose" or that the active business requirement of Section 355(b) of the Code (which requires the continuation after the Distribution of a business conducted for at least five years prior to the Distribution) is not satisfied. Accordingly, even if the representations and the covenants are not breached, there can be no assurance that the Internal Revenue Service will not successfully challenge the applicability of Section 355 to the Distribution, or assert that the Distribution fails the requirements of Section 355 on the basis of facts either existing at the time of the Distribution or which may arise after the Distribution Date.

     Neither Medstone nor the Company has undertaken any obligation to refrain from any act that may be inconsistent with the Distribution qualifying as a tax-free distribution under Section 355 or to indemnify each other or Medstone stockholders for any tax liability (including interest or penalties) arising out of an act causing the Distribution to fail to so qualify. See "Certain Federal Income Tax Consequences of the Distribution."

ABSENCE OF PUBLIC MARKET; POSSIBLE ILLIQUIDITY OF TRADING MARKET; POSSIBLE VOLATILITY OF STOCK PRICE

     There has been no previous trading market for Endocare Common Stock and there can be no assurance that a public market for the Common Stock will develop or be sustained after the Distribution. The Company does not expect to qualify for listing of its Common Stock on the Nasdaq Small Cap Market upon completion of the Distribution. Trading, if any, in the Company's Common Stock will be conducted in the over-the-counter market on an electronic bulletin board or in what are commonly referred to as the "pink sheets." Such trading may cause the Common Stock to be significantly less liquid than Common Stock or other securities listed on the Nasdaq National Market or the Nasdaq Small Cap Market. Moreover, if the Company should continue to experience losses from operations, it may be unable to achieve the standards for quotation on the Nasdaq Small Cap Market. As a result, an investor would find it more difficult to dispose of, or to obtain accurate quotations as to the price of, the Company's securities. In addition, the Company's securities may be subjected to so-called "penny stock" rules that impose additional sales practice and market making requirements on broker-dealers who sell and/or make a market in such securities. This could affect the ability or willingness of broker-dealers to sell and/or make a market in the Company's securities and the ability of holders of the Company's securities to sell their securities in the secondary market.

     There can be no assurance regarding the price at which the Endocare Common Stock will trade before or after the Distribution Date. The market prices for securities of emerging companies have historically been highly volatile. Future announcements concerning Endocare or its competitors, including the Company's operating results, technological innovations or new commercial products, government regulations, developments concerning proprietary rights, litigation or public concern as to safety of Endocare's products, as well as investor perception of the Company and industry and general economic and market conditions, may have a significant impact on the market price of Endocare's Common Stock. In addition, the stock market is subject to price and volume fluctuations that affect the market prices for companies in general and small capitalization, high technology companies in particular, and are often unrelated to their operating performance.

ANTI-TAKEOVER EFFECT OF CERTAIN CHARTER AND BYLAW PROVISIONS; POSSIBLE NEGATIVE EFFECT ON STOCK PRICE

     Certain provisions of the Company's Certificate of Incorporation and the Bylaws may have the effect of making it more difficult for a third party to acquire, or of discouraging a third party from attempting to acquire, control of the Company. Such provisions could limit the price that certain investors might be willing to pay in the future for shares of the Company's Common Stock. For example, certain of these provisions allow the Company to issue Preferred Stock without any vote or further action by the stockholders, eliminate the ability of stockholders to act by written consent without a meeting and eliminate cumulative voting in the election of directors. These provisions may make it more difficult for stockholders to take certain corporate actions and may have the effect of delaying or preventing a change in control of the Company.

                                 CAPITALIZATION

     The following table sets forth the capitalization of the Endocare division of Medstone, Endocare's predecessor, at September 30, 1995, the principal financial adjustments that will result from the Distribution and the proforma capitalization of Endocare after giving effect to the Distribution. Endocare has historically operated as a division of Medstone. The Distribution will result in the receipt by record holders of Medstone Common Stock of 5,516,528 shares of Endocare's outstanding Common Stock. Additionally, Medstone will transfer to Endocare the capital equipment and other assets related to the research and development of urological products previously used by the Endocare division of Medstone, and will invest $500,000 in cash in Endocare. The proforma information may not reflect the capitalization of Endocare had Endocare been a stand-alone Company as of September 30, 1995. This data should be read in conjunction with the historical and proforma financial statements and the related notes thereto included elsewhere herein.

                                                        ACTUAL        ADJUSTMENTS(1)      PROFORMA
                                                      -----------     --------------     ----------
Division/Stockholders' equity (deficit):
  Advances from Medstone............................  $ 2,579,912      $ (2,579,912)     $       --
  Preferred stock, $.001 par value, 1,000,000 shares
     authorized; none issued or outstanding.........           --                --              --
  Common Stock, $.001 par value, 20,000,000 shares
     authorized; no shares issued and outstanding at
     September 30, 1995, 5,616,528 outstanding
     proforma(2)....................................           --             5,617           5,617
  Additional paid-in capital........................           --         1,240,745       1,240,745
  Accumulated deficit...............................   (1,833,550)        1,833,550              --
                                                      -----------       -----------      ----------
     Total division/stockholders' equity
       (deficit)....................................      746,362           500,000       1,246,362
                                                      -----------       -----------      ----------
          Total capitalization......................  $   746,362      $    500,000      $1,246,362
                                                      ===========       ===========      ==========

---------------
(1) This proforma adjustment, which assumes that the Distribution occurred as of September 30, 1995, reflects the forgiveness of intercompany debt resulting from the funding of operations between Medstone and Endocare and the initial capitalization of Endocare in the amount of $1,246,362, consisting of Medstone's contribution of $500,000 cash and $746,362 of other assets at September 30, 1995.

(2) The Company has granted options to purchase 960,000 shares of Endocare Common Stock pursuant to its 1995 Stock Plan. The Company has an additional 640,000 shares reserved for issuance under its various stock plans. See "Executive Compensation -- Stock Plan" and "Management -- Compensation of Directors."

                                DIVIDEND POLICY

     The Company presently intends to retain earnings for use in its business and does not anticipate paying cash dividends in the foreseeable future.

                            SELECTED FINANCIAL DATA

     The following selected financial data of the Endocare division of Medstone, Endocare's predecessor, reflects Endocare's historical operation as a division of Medstone and should be read in conjunction with the Company's historical financial statements and proforma financial information and respective notes thereto included elsewhere in this Information Statement and "Management's Discussion and Analysis of Financial Condition and Results of Operations" following this section. The financial data as of December 31, 1993 and 1994, and for each of the years in the three-year period ended December 31, 1994 have been derived from the audited financial statements of the Company, included elsewhere herein. The financial data for all other periods and dates have been derived from unaudited financial statements of the Company. In the opinion of management, such unaudited financial statements reflect all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation. Such information at and for the nine month period ended September 30, 1995 should not be taken as indicative of the future results of operations or the future financial position of the Company as a stand-alone entity after the Distribution.

     The Distribution will result in the receipt by record holders of Medstone Common Stock of 5,516,528 shares of Endocare's outstanding Common Stock. Additionally, Medstone will transfer to Endocare the capital equipment and other assets related to the research and development of urological products previously used by the Endocare division of Medstone, and will invest $500,000 in cash in Endocare.

                                                                                          NINE MONTHS
                                              YEARS ENDED DECEMBER 31,                ENDED SEPTEMBER 30,
                                    --------------------------------------------    ------------------------
                                     1990     1991     1992      1993      1994      1994          1995
                                    ------    ----    ------    ------    ------    ------     -------------
                                       (IN THOUSANDS, EXCEPT PER SHARE DATA)
STATEMENT OF OPERATIONS DATA:
Revenues:
  Net product sales...............  $   --    $ --    $   --    $2,697    $2,283    $1,878        $   749
  Research revenues...............   1,483     678       581       480       379       329            215
                                    -------   ----    ------    ------    ------    ------         ------
          Total revenues..........   1,483     678       581     3,177     2,662     2,207            964
Costs and expenses:
  Cost of sales...................      --      --         8       630       638       546            260
  Research and development........   1,483     678     1,163     1,061       911       770            619
  Selling, general and
     administrative...............      --      --        84     2,000     1,376     1,143            467
                                    -------   ----    ------    ------    ------    ------         ------
          Total costs and
            expenses..............   1,483     678     1,255     3,691     2,925     2,459          1,346
                                    -------   ----    ------    ------    ------    ------         ------
Loss from operations..............      --      --      (674)     (514)     (263)     (252)          (382)
Income tax expense................      --      --        --        --        --        --             --
                                    -------   ----    ------    ------    ------    ------         ------
Net loss..........................  $   --    $ --    $ (674)   $ (514)   $ (263)   $ (252)       $  (382)
                                    =======   ====    ======    ======    ======    ======         ======
Proforma net loss per share(1)....  $                               --    $(0.05)                 $  (.07)
                                                                          ======                   ======
Proforma weighted average shares
  outstanding(1)(2)...............                                         5,617                    5,617

                                                    DECEMBER 31,
                                    --------------------------------------------               SEPTEMBER 30,
                                     1990     1991     1992      1993      1994                    1995
                                    ------    ----    ------    ------    ------               -------------
BALANCE SHEET DATA:
Working capital...................  $   --    $ --    $   35    $  236    $  295                  $   295
Total assets......................      --      --       133     1,041       972                      799
Total division equity.............      --      --       118       867       864                      746

---------------
(1) Proforma net loss per share and proforma weighted average shares outstanding have been computed based on the assumption that 5,616,528 shares of the Endocare Common Stock were issued and outstanding during the nine months ended September 30, 1995 and the year ended December 31, 1994. The 5,616,528 shares represent the number of shares to be issued and outstanding after the Distribution.

(2) The Company has granted options to purchase 960,000 shares of Endocare Common Stock pursuant to its 1995 Stock Plan. The Company has an additional 640,000 shares reserved for issuance under its various stock plans. See "Executive Compensation -- Stock Plan" and "Management -- Compensation of Directors."

                    MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                 FINANCIAL CONDITION AND RESULTS OF OPERATIONS

OVERVIEW

     Endocare Division of Medstone International, Inc. is primarily engaged in the development, manufacture and marketing of devices to treat urological disease. The Company also performs research and development services. The Company has historically operated as a division of Medstone. The Company has no independent operating history of its own and, to date, has not generated a profit. Revenues to date have come from two primary sources: sales of research services to Medstone and sales of laser catheters. Sales of the Company's laser catheters in the first nine months of 1995 fell substantially from sales in prior years, and the Company does not expect laser catheter sales to be a significant contributor to its future revenues. Accordingly, there can be no assurance that the Company will be able to generate sufficient revenue and cash flow to maintain its operations beyond the $500,000 cash infusion from Medstone. The Company must introduce new products that achieve sufficient market acceptance in order to increase its revenue stream. The Company has entered into an agreement with Medstone whereby the Company will continue to provide research services after the date of the Distribution, although revenues attributable to such services are expected to be less than those received in prior years.

RESULTS OF OPERATIONS

     The following table sets forth, for the periods indicated, certain financial data as a percentage of total revenues.

                                                                                   NINE MONTHS
                                                        YEAR ENDED DECEMBER           ENDED
                                                                31,               SEPTEMBER 30,
                                                       ----------------------     -------------
                                                       1992     1993     1994     1994     1995
                                                       ----     ----     ----     ----     ----
    Revenues:
      Net product sales..............................    --%     85%      86%      85%      78%
      Research revenues..............................   100      15       14       15       22
                                                       ----     ---      ---      ---      ---
              Total revenues.........................   100     100      100      100      100
    Costs and expenses:
      Cost of sales..................................     1      20       24       25       27
      Research and development.......................   200      33       34       35       64
      Selling, general and administrative............    14      63       52       51       49
                                                       ----     ---      ---      ---      ---
              Total costs and expenses...............   215     116      110      111      140
                                                       ----     ---      ---      ---      ---
    Net loss before income taxes.....................  (115)    (16 )    (10 )    (11 )    (40 )
    Income tax expense...............................    --      --       --       --       --
                                                       ----     ---      ---      ---      ---
    Net loss.........................................  (115)%   (16 )%   (10 )%   (11 )%   (40 )%
                                                       ====     ===      ===      ===      ===

  NINE MONTHS ENDED SEPTEMBER 30, 1995 COMPARED TO NINE MONTHS ENDED SEPTEMBER 30, 1994

     Revenues in the nine months ended September 30, 1995 decreased by $1,224,000, or 55%, from the comparable period of the prior year due to a marked decrease in the volume of laser catheters shipped during 1995. Competition from lower cost products incorporating new technology caused a 52% reduction in unit volume and also resulted in a decline in average selling prices. Research billings also declined by $113,812 or 35%, as Medstone continued to refine its approach to research.

     Cost of sales decreased to $260,154 in the first nine months ended September 30, 1995 compared to $545,841 for the first nine months of 1994, or a 52% reduction. This decrease is due to the lower unit volume of the Prolase II product, and a reduced overhead base as the Company adjusted headcounts to reflect a lower production level. As a percentage of net sales, cost of sales increased from 29% in the 1994 period to 35% in the 1995 period due to lower unit prices and volume.

     Research and development costs declined by $149,989 or 19%, in the nine months ended September 30, 1995 compared to the same period in 1994 due to the decrease in the Company's research effort at Medstone's request as the Company increased its efforts in developing new urological products for future introduction.

     Sales and marketing costs decreased by $501,537, or 69%, as the Company recognized lower commission expenses due to both lower unit volume and a higher percentage of direct, non-commissionable sales. General and administrative expenses for the first nine months of 1995 decreased by $174,647 or 42%, compared to the first nine months of 1994 as the Company reduced its expenses to levels expected to fit with expected revenue levels.

  YEAR ENDED DECEMBER 31, 1994 COMPARED TO YEAR ENDED DECEMBER 31, 1993

     Revenues in 1994 decreased by $515,011 or 16%, from 1993. Product sales decreased by $414,618, or 15%, due to increased competition in the marketplace causing downward unit price pressure.

     Cost of sales remained essentially unchanged from year to year, but increased from 23% of net sales in 1993 to 28% of net sales in 1994. The change in cost of sales as a percentage of net sales was due to the decrease in net sales mentioned above, as overall costs were substantially the same in each year due to the overhead structure built to manufacture a higher number of units than were produced in 1994. The Company reduced its overhead structure in the second half of 1994 to lower costs to produce the Company's products.

     The decrease in research and development costs of $149,697, or 14%, resulted from the reduction in efforts of the research team as the Company was directed to refine the efforts on improvements for Medstone products.

     Sales and marketing expenses decreased by $554,327, or 40%, in 1994 compared to the same period in the prior year due to the 1993 introduction of the Prolase II laser catheter and the associated expenses of advertising, product brochures and direct mailings. Commission expenses also declined due to the lower net sales. General and administrative expenses decreased by $70,530, or 12%, in 1994 compared to the same period in the prior year due to reductions in consulting expenses for regulatory issues.

     The operating loss in 1994 declined by 49% compared to 1993 due to the reduced expense levels for all operating expenses as the Company refined its sales and management efforts to best reflect the Company's operations.

LIQUIDITY AND CAPITAL RESOURCES

     All the Company's operations have been financed to date by Medstone through research revenues and intercompany advances. At September 30, 1995 the Company had an accumulated deficit of $1,833,550 since its inception and has never been profitable. In connection with the Distribution, Medstone will make a cash contribution of $500,000 to the Company. Upon completion of the Distribution, the Company will no longer be able to rely on Medstone and will need to obtain independent sources of financing. The Company's future liquidity and capital requirements will depend upon numerous factors, including the progress of the Company's clinical trials, actions relating to regulatory and reimbursement matters, the cost and timing of expansion of its marketing, sales, manufacturing and product development activities, the extent to which the Company's products gain market acceptance, and competitive developments. The Company believes that additional financing may be required as early as 1996, and may seek such financing through public or private debt or equity offerings or from corporate partners who may acquire a significant equity interest in Endocare. Future equity financings may result in dilution to the holders of the Company's Common Stock. Endocare's ability to obtain such financing will depend on its results of operations, financial condition and business prospects, as well as market conditions. The existence of the Intercompany Agreements may also have a material adverse effect on the Company's ability to obtain financing. There can be no assurance that any financing will be available on acceptable terms, either from public or private sources, and there can be no assurance that the Company will successfully operate independently of Medstone.

                                    BUSINESS

     Endocare develops, manufacturers and markets devices to treat urological diseases. Endocare began as a department and was later formed as a division of Medstone International, Inc. ("Medstone") to continue the research and development efforts of Medstone in the treatment of urological disorders and to focus on new product development. In addition to enhancing Medstone's existing lithotripsy products, the research and development conducted by Endocare has produced several products outside of Medstone's core business of lithotripsy. The Company's products include its Prolase(R) side firing laser catheter and electrosurgical devices designed to treat urological tissue and its CryoCare(TM) System, which is currently in clinical trials. The common theme for all Endocare product development is innovative design, minimally invasive and outpatient-oriented procedures, and cost effective solutions for the marketplace. The Company's goal is to continue to find better surgical solutions for better patient care in the area of urologic disease. Following the Distribution, the Company will also continue to perform research and development for Medstone.

MARKET BACKGROUND

  DISEASES

     Nearly half of the disorders treated by urologists are categorized as prostate disease. The two most prevalent prostate diseases are an enlarged prostate and prostate cancer. Enlargement of the prostate, commonly called benign prostatic hyperplasia ("BPH") is a non-cancerous enlargement of the innermost part of the prostate. BPH frequently results in a gradual squeezing of the urethra, which runs through the prostate, resulting in symptoms of obstructed outflow of urine from the bladder. A majority of males will eventually suffer from enlargement of the prostate, an affliction that progresses with age. Worldwide estimates of men displaying symptoms of BPH approach 19 million, according to American Health Consultants, with 2.3 million of these cases classified as severe.

     Prostate cancer is a malignant tumor that begins most often in the outer part of the prostate and, like other cancers, can be spread beyond the prostate to other parts of the body. Prostate cancer is the most common cancer in men. In the United States it is estimated that more than 200,000 men will be diagnosed with prostate cancer in 1995, making it more prevalent than breast cancer in women. With prompt treatment, the long-term outlook for men with localized, early stage prostate cancer is favorable.

  TREATMENTS

     Treatments for BPH include surgical procedures such as transurethral resection of the prostate ("TURP") and visual laser ablation of the prostate ("VLAP"), alternative therapies and drug therapy. The most common surgical procedure, TURP, involves the removal of the prostate's innermost core in order to reduce pressure on the urethra that is being pinched by the enlarged surrounding prostate. TURP is performed by introducing an electrosurgical cutting loop through the urethra and chipping out tissue until the obstruction has been removed. VLAP and other alternative surgical procedures have been developed in an attempt to find a less invasive procedure to relieve BPH. Common to all these alternative procedures is the desire for a therapy that removes the obstruction as effectively as a cutting loop but with substantially less bleeding and on an outpatient, minimally invasive basis. Approximately one million surgical procedures are performed worldwide each year to treat BPH, approximately 400,000 in the United States.

     Primary treatments for prostate cancer include radical prostatectomy, the complete removal of the prostate, and hormonal therapy. Removal of the prostate involves a major surgical procedure which has associated risks of morbidity and long recovery time. In addition, post-operative problems include incontinence and impotence. Hormonal therapies include drugs to prevent the release or counter the action of male hormones or surgical removal of the testicles that produce the male hormone. An alternative procedure to treat prostate cancer that is in early stages of clinical trials involves cryosurgical destruction of the prostate. In this procedure, cryogenic probes are placed through small access ports to freeze the cancerous tissue. Early clinical trials suggest that cryosurgical procedures can reduce the risks and post-operative problems associated with radical surgery.

PRODUCTS

     Endocare has developed and is continuing to develop a family of surgical tools designed to treat diseases of the prostate. The first product introduced by Endocare to the marketplace was its Prolase Side Firing Laser Catheter. The Prolase I and Prolase II, first and second generation laser catheters, enable urologists to treat tissue in a manner that involves substantially less bleeding than traditional TURP surgical procedures. The Company has also introduced its DioLase system, a 60 watt diode laser system used with the Prolase laser catheter.

     The Company has recently introduced two new devices for electrosurgical procedures. The VaporBar(TM), a vaporizing roller bar, is used to remove large volumes of tissue, and the UroLoop(TM) is an electrosurgical cutting loop that resects and cauterizes tissue simultaneously. Each of these devices is designed to be an improvement on current TURP procedures by substantially reducing the bleeding associated with traditional TURP procedures, as such bleeding leads to many of the complications associated with TURP.

     Endocare's CryoCare system was introduced in early 1995 and is under clinical investigation as a less invasive treatment for prostate cancer. Using cryogenic probes positioned in the area intended for treatment from outside the body using ultrasound guidance, the Cryocare system is designed to enable destruction and removal of tumors through rapid freezing.

     The Company has received 510(k) approval to market each of its principal products. However, the Company is currently engaged in clinical trials with respect to its ElectroLase(TM), an integrated laser and electrosurgery device which enables the urologist to make use of both laser and electrosurgery tools without changing the surgical device, and CryoCare products in order to obtain additional information from clinicians regarding the use of the products. See "Risk Factors -- Declining Sales of Existing Products; Uncertain Market Acceptance of New Products."

SALES AND MARKETING

     The Company sells its products domestically and internationally primarily through distributors managed by two employees. In the United States, the Company's products are sold through a network of stocking distributors and one sales representative. The Company also markets its products in foreign countries through independent distributors. International sales represented approximately 16% and 38% of the Company's revenues in 1994 and the first nine months of 1995, respectively. Two of the Company's distributors, one in Korea and one in the U.S., accounted for 13% and 16%, respectively, of the Company's revenues during the first nine months of 1995. No customer accounted for more than 10% of the Company's total revenue in 1994.

     The Company's distributor agreements typically provide the distributor with exclusive selling rights as to certain products in a particular territory, and are terminable by either party on 180 days notice. Each party bears its own expenses in performing under the agreement.

     The Company's ability to distribute its products depends substantially on the capabilities of its distributors. There can be no assurance that the Company will be able to maintain or expand its relationships with its distributors or to replace a distributor in the event any such relationship were terminated. In the event that the Company's relationships with any of its distributors were terminated and the Company were unable to replace the distribution capability, the Company's ability to distribute its products would be materially adversely affected, which would have a material adverse effect on the Company's business, financial condition and results of operations. In addition, in such event, the Company's current sales and marketing personnel and financial resources would not be sufficient to enable the Company to establish its own distribution capability to market and sell its products.

RESEARCH AND DEVELOPMENT

     The Company's research and development activities are performed internally by its five person research and development staff. Current research and development efforts are focusing on expanding the product lines to complement the Company's existing products to treat urological diseases.

     Research and development expenses for fiscal 1993 and 1994 and for the nine months ended September 30, 1995 were $1,061,000, $911,000 and $619,000, respectively.

MANUFACTURING

     The Company uses a combination of internal manufacturing capacity and third party manufacturers in its manufacturing efforts. Most of the Company's purchased components and processes are available from more than one vendor. However, certain components and processes are currently available from or performed by a single vendor. The ability of third party manufacturing sources to deliver components or finished goods will affect the Company's ability to commercialize its products, and the Company's dependence on third party sources may adversely affect the Company's profit margins. Further, although the Company is in the process of identifying alternative vendors, the qualification of additional or replacement vendors for certain components or services could be a lengthy process. Any supply interruption from a single source vendor would have a material adverse effect on the Company's ability to manufacture its products until a new source of supply was qualified and, as a result, could have a material adverse effect on the Company's business, financial condition and results of operations. In particular, in August 1995, one of the Company's sole source vendors delayed its delivery of components to the Company and thereby caused the Company to delay the introduction of one of its products.

     Additionally, the Company's success will depend in part upon its ability to manufacture its products in compliance with the FDA's Good Manufacturing Practices ("GMP") regulations and other regulatory requirements, in sufficient quantities and on a timely basis, while maintaining product quality and acceptable manufacturing costs. Failure to increase production volumes in a timely or cost effective manner or to maintain compliance with GMP or other regulatory requirements could have a material adverse effect on the Company's business, financial condition and results of operations. In particular, the Company's recent relocation will require certification of its new facility as a GMP facility. Although application has been made for such certification, any failure to obtain or delay in obtaining such certification would have a material adverse effect on the Company's ability to manufacture its products. Such a failure would have a material adverse effect on the Company's business, financial condition and results of operations. Endocare has also obtained from the California Department of Health Services a license to manufacture medical devices and is subject to periodic inspections and other regulation by that agency.

     Further, the Company has limited experience in producing its products in commercial quantities. Manufacturers often encounter difficulties in scaling up production of new products, including problems involving production yields, quality control and assurance, component supply and shortages of qualified personnel. The Company's failure to overcome these manufacturing problems could materially adversely affect the Company's business, financial condition and results of operations.

GOVERNMENT REGULATION

     Governmental regulations in the United States and other countries are a significant factor affecting the research and development, manufacture and marketing of the Company's products. In the United States, the FDA has broad authority under the Federal Food, Drug and Cosmetic Act and the Public Health Service Act to regulate the distribution, manufacture and sale of drugs, including biologics, and medical devices. Foreign sales of drugs and medical devices are subject to foreign governmental regulation and restrictions which vary from country to country.

     Medical devices intended for human use in the United States are classified into three categories, depending upon the degree of regulatory control to which they will be subject. Such devices are classified by regulation into either class I (general controls), class II (performance standards) or class III (pre-market approval) depending upon the level of regulatory control required to provide reasonable assurance of the safety and effectiveness of the device. Good Manufacturing Practices, labeling, maintenance of records and filings with the FDA continue to be applicable.

     A subset of medical devices categorized as class I or II devices that were commercially distributed before March 28, 1976 or are substantially equivalent to a device that was in commercial distribution before that date may be marketed after the acceptance of the pre-market notification under a 510(k) exemption. The 510(k) section of the Federal Food, Drug and Cosmetic Act allows an exemption from the requirement of pre-market notification. Generally, devices that have an existing history or track record are included in this category.

     The process of obtaining FDA and other required regulatory approvals is lengthy and expensive. There can be no assurance that Endocare will be able to obtain necessary approvals for clinical testing or for manufacturing or marketing of its products. Failure to comply with applicable regulatory approvals can, among other things, result in fines, suspensions of regulatory approvals, product recalls, operating restrictions and criminal prosecution. In addition, governmental regulation may be established which could prevent, delay, modify or rescind regulatory approval of Endocare's products. For example, in January 1993, the FDA, subsequent to approving the use of lasers as in the Company's Prolase products, deemed such use "experimental" for a particular procedure, which dramatically decreased sales of the Company's Prolase products. Although such designation was later rescinded by the FDA, there can be no assurance that any such position by the FDA, or change of position by the FDA, would not adversely impact the Company's business, financial condition or results of operations.

     Regulatory approvals, if granted, may include significant limitations on the indicated uses for which the Company's products may be marketed. In addition, to obtain such approvals, the FDA and foreign regulatory authorities may impose numerous other requirements on the Company. FDA enforcement policy strictly prohibits the marketing of approved medical devices for unapproved uses. In addition, product approvals can be withdrawn for failure to comply with regulatory standards or the occurrence of unforseen problems following initial marketing. There can be no assurance that the Company will be able to obtain regulatory approvals for its products on a timely basis or at all, and delays in receipt of or failure to receive such approvals, the loss of previously obtained approvals, or failure to comply with existing or future regulatory requirements would have a material adverse effect on the Company's business, financial condition and results of operations.

COMPETITION

     Currently, the Company markets products in the following categories: side-firing laser fibers, high power diode lasers, electrosurgical disposables and cryosurgical systems. Significant competitors include Bard and ACMI/Circon.

     Many of the Company's competitors discussed above are significantly larger than the Company and have greater financial, technical, research, marketing, sales, distribution and other resources than the Company. Additionally, the Company believes there will be intense price competition for products developed in the Company's market. There can be no assurance that the Company's competitors will not succeed in developing or marketing technologies and products that are more effective or commercially attractive than any that are being developed or marketed by the Company, or that such competitors will not succeed in obtaining regulatory approval, introducing or commercializing any such products prior to the Company. Such developments could have a material adverse effect on the Company's business, financial condition and results of operations. Further, there can be no assurance that, even if the Company is able successfully compete, that it would do so in a profitable manner.

INTELLECTUAL PROPERTY

     The Company's policy is to secure and protect intellectual property rights relating to its technology. While Endocare believes that the protection of patents and licenses is important to its business, it also relies on trade secrets, know-how and continuing technological innovation to maintain its competitive position. The Company has received patents for the Prolase line of side-firing laser fibers. Certain patents or copyrights for some of the new products described under "Products" have been filed or are in the process of being filed.

     The Company seeks to preserve the confidentiality of its technology by entering into confidentiality agreements with its employees, consultants, customers and key vendors and by other means. No assurance can be given, however, that these measures will prevent the unauthorized disclosure or use of such technology.

     No assurance can be given that Endocare's processes or products will not infringe patents or proprietary rights of others or that any license required would be made available under any such patents or proprietary rights, on terms acceptable to Endocare or at all. From time to time, the Company has received correspondence alleging infringement of proprietary rights of third parties. Although the Company believes such correspondence is common in its industry, no assurance can be given that any relevant claims of third parties would not be upheld as valid and enforceable, and therefore that the Company could be prevented from practicing the subject matter claimed or would be required to obtain licenses from the owners of any such proprietary rights to avoid infringement.

FACILITIES

     The Company currently occupies 3,400 square feet of office, manufacturing, engineering, warehouse space, and research and development laboratories in Irvine, California. The property is leased from the Irvine Company, Irvine, California for a term of twelve months.

EMPLOYEES

     As of August 1, 1995, Endocare had a total of 11 employees, (9 full-time, 2 part time). Of the 11 employees, 5 are engaged directly in research and development activities, 3 are engaged in manufacturing, 2 are engaged in sales and marketing and 1 is employed in general and administrative positions.

     Although Endocare conducts most of its research and development using its own employees, the Company has funded, and plans to continue to fund, research using consultants. Consultants provide services under written agreements and are paid based on the amount of time spent on Company matters. Under their consulting agreements, Endocare's consultants are required to disclose and assign to the Company any ideas, discoveries and inventions developed by them in the course of providing consulting services.

LEGAL PROCEEDINGS

     The Company is not a party to any material litigation.

                                   MANAGEMENT

DIRECTORS AND OFFICERS

     The directors and executive officers of the Company are:

          NAME            AGE                                    POSITION
------------------------  ---     -----------------------------------------------------------------------
Paul W. Mikus...........  30      President, Chief Executive Officer, Chief Financial Officer, Treasurer
                                  and Chairman of the Board
Jacqueline Hibbs........  38      Vice President, Sales and Marketing
Ralph Brady.............  38      Vice President, Product Development
Kevin Marinelli.........  31      Director
Peter Bernardoni........  36      Director

     Mr. Mikus was employed by Medstone in various positions from 1989 through September 1994, serving most recently as Manager of Engineering Development. From September 1994 through June 1995, he served as director of the sales and marketing organization for Prosurg Inc. Mr. Mikus rejoined Medstone in June 1995 as President of its Endocare division. Mr. Mikus has a B.S. Degree in Electrical Engineering.

     Ms. Hibbs has been with Medstone for the past six years. As Manager of Marketing for the past four years, Ms. Hibbs has been responsible for all marketing related aspects of Medstone's business. She joined Endocare in August 1995. Ms. Hibbs has a Bachelor's Degree in Business and Marketing.

     Mr. Brady has been with Medstone for the past seven years. He has held various positions during that time, most recently as design engineer. Mr. Brady joined Endocare in August 1995. Mr. Brady has over ten years of experience in medical device design.

     Mr. Marinelli is the Chief Financial Officer of BKM, a privately-held office furnishings and services Company. Mr. Marinelli is a Certified Management Accountant. He has a Bachelor's Degree in Accountancy.

     Mr. Bernardoni is a Partner of Technology Funding. Mr. Bernardoni joined Technology Funding as an Investment Officer in 1988, was elected a Vice President in 1992 and a Partner in 1994. He has served as a director of several private and one public Company, PolyMedica. He currently serves on the boards of Urogen, Circadian, Reflection Technologies, Adesso Specialty Services, and Portable Energy Products. Mr. Bernardoni has a B.S.M.E. from Santa Clara University and an M.S.M.E. from Stanford University.

MEDICAL ADVISORY BOARD

     Dr. William Moseley is a practicing urologist in San Diego, California, and Chief of Staff at Harbor View Medical Center. Dr. Moseley has been a principle investigator in new prostate therapy devices. Dr. Moseley will be actively involved in the early stage development of all Endocare research projects.

COMPENSATION OF DIRECTORS

     Directors are elected annually. The Company does not compensate its directors for their services as such. However, directors are reimbursed for their out of pocket expenses in attending Board meetings and each of the Company's non-employee directors participates in the 1995 Director Option Plan.

ENDOCARE, INC. 1995 DIRECTOR OPTION PLAN

  GENERAL

     The 1995 Director Option Plan (the "Director Plan") was adopted by the Board in October 1995 and approved by the stockholders in November 1995, to provide automatic, nondiscretionary grants of options to non-employee directors ("Outside Directors") of the Company. A total of 100,000 shares of Common Stock has been reserved for issuance under the Director Plan.

     The Director Plan provides that each Outside Director is automatically granted an option to purchase 10,000 shares of Endocare Common Stock upon his or her initial election or appointment as an Outside Director. Subsequently, each Outside Director who has served for at least six months will be granted an additional option to purchase 5,000 shares of Endocare Common Stock on January 1 of each year so long as he or she remains an Outside Director.

     The Board may amend the Director Plan at any time, or may terminate it without approval of the stockholders. However, no such action by the Board may unilaterally alter or impair any option previously granted under the Director Plan without the consent of the optionee. Unless terminated sooner by the Board, the Director Plan will terminate in October 2005.

     The exercise price of options granted to Outside Directors must be the fair market value of Endocare Common Stock on the date of grant. Options granted to Outside Directors have ten-year terms, subject to an Outside Director's continued service as a director. Options granted to the Outside Directors vest over four years at the rate of twenty-five percent per year.

  ADJUSTMENT UPON CHANGES IN CAPITALIZATION

     In the event any change is made in the Company's capitalization, such as a stock split or stock dividend, which results in a greater or lesser number of shares of Endocare Common Stock, appropriate adjustment will be made in the option price and in the number of shares subject to the options. In the event of the proposed dissolution or liquidation of the Company, to the extent that an option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. In the event of the merger or sale of substantially all of the assets of the Company, all outstanding options will become fully vested unless the Board determines otherwise.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors has a Compensation Committee and an Audit Committee, in each case comprised of Messrs. Marinelli and Bernardoni, the non-employee directors of Endocare. The Compensation Committee is authorized to determine the compensation for the executive officers and administration and review the Company's incentive and director compensation plans. The Compensation Committee was formed in November 1995. The Audit Committee is authorized to meet with the independent auditors of the Company to review the annual audit and reports of various regulatory agencies, among other things. The Audit Committee was formed in November 1995. There is no nominating committee or any other committee performing the duties of a nominating committee.

                             EXECUTIVE COMPENSATION

     The Company's Chief Executive Officer, Paul Mikus, will be compensated $80,000 annually for fiscal 1996, although to date he has not received any salary from Endocare. He will not receive any other compensation other than 500,000 shares subject to options granted in November 1995. He did not receive an Endocare option grant, and did not exercise any Endocare options, during the fiscal year ended December 31, 1994. None of the Company's other executive officers has an annual salary over $100,000.

STOCK PLAN

ENDOCARE, INC. 1995 STOCK PLAN

  GENERAL

     The 1995 Stock Plan authorizes the Board of Directors (the "Board"), or one or more committees which the Board may appoint from among its members (the "Committee"), to grant options and rights to purchase Common Stock. Options granted under the 1995 Stock Plan may be either "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options, as determined by the Board or the Committee. A total of 1,500,000 shares of Common Stock has been reserved for issuance under the 1995 Stock Plan.

     As of the Distribution Date, options to purchase a total of 960,000 shares of the Company's Common Stock have been granted under the 1995 Stock Plan, including options to purchase 500,000, 100,000 and 100,000 shares granted to Paul Mikus, Jacqueline Hibbs and Ralph Brady, respectively.

  PURPOSE

     The general purpose of the 1995 Stock Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, consultants and directors and to promote the success of the Company's business.

  ADMINISTRATION

     The 1995 Stock Plan may be administered by the Board or the Committee. Subject to the other provisions of the 1995 Stock Plan, the Board has the authority to: (i) interpret the plan and apply its provisions; (ii) prescribe, amend or rescind rules and regulations relating to the plan; (iii) select the persons to whom options and rights are to be granted; (iv) determine the number of shares to be made subject to each option and right; (v) determine whether and to what extent options and rights are to be granted; (vi) prescribe the terms and conditions of each option and right (including the exercise price, whether an option will be classified as an incentive stock option or a nonstatutory option and the provisions of the stock option or stock purchase agreement to be entered into between the Company and the grantee); (vii) amend any outstanding option or right subject to applicable legal restrictions; (viii) authorize any person to execute, on behalf of the Company, any instrument required to effect the grant of an option or right; and (ix) take any other actions deemed necessary or advisable for the administration of the 1995 Stock Plan. All decisions, interpretations and other actions of the Committee shall be final and binding on all holders of options or rights and on all persons deriving their rights therefrom.

  ELIGIBILITY

     The 1995 Stock Plan provides that options and rights may be granted to the Company's employees and consultants. Incentive stock options may be granted only to employees. Any optionee who owns more than 10% of the combined voting power of all classes of outstanding stock of the Company (a "10% Stockholder") is not eligible for the grant of an incentive stock option unless the exercise price of the option is at least 110% of the fair market value of the Common Stock on the date of grant.

  TERMS AND CONDITIONS OF OPTIONS

     Each option granted under the 1995 Stock Plan is evidenced by a written stock option agreement between the optionee and the Company and is subject to the following terms and conditions:

          (a) Exercise Price. The Board or the Committee determines the exercise price of options to purchase shares of Common Stock at the time the options are granted. However, excluding options issued to persons who, at the time of grant, own stock representing 10% of the voting power of all classes of stock of the Company ("10% Shareholders"), the exercise price under an incentive stock option must not be less than 100% of the fair market value of the Common Stock on the date the option is granted, and the exercise price under a nonstatutory option must not be less than 85% of the fair market value of the Common Stock on the date the option is granted. If the Common Stock is listed on any established stock exchange or a Small Cap Market system, the fair market value shall be the closing sale price for such stock (or the closing bid if no sales were reported) on the date the option is granted. If the Common Stock is traded on the over-the-counter market, the fair market value shall be the mean of the high bid and high asked prices on the date the option is granted.

          (b) Form of Consideration. The means of payment for shares issued upon exercise of an option is specified in each option agreement and generally may be made by cash, check, a full-recourse promissory note, other shares of Common Stock of the Company owned by the optionee, delivery of an exercise notice together with irrevocable instructions to a broker to deliver the exercise price to the Company from sale or loan proceeds, or by a combination thereof.

          (c) Exercise of the Option. Each stock option agreement will specify the term of the option and the date when the option is to become exercisable. However, in no event shall an option granted under the 1995 Stock Plan be exercised more than 10 years after the date of grant. Moreover, in the case of an incentive stock option granted to a 10% Shareholder, the term of the option shall be for no more than five years from the date of grant.

          (d) Termination of Employment. If an optionee's employment terminates for any reason (other than death or permanent disability), then all options held by such optionee under the 1995 Stock Plan expire upon the earlier of
     (i) such period of time as is set forth in his or her option agreement (but not to exceed ninety days after the termination of his or her employment in the event of an incentive stock option) or (ii) the expiration date of the option. The optionee may exercise all or part of his or her option at any time before such expiration to the extent that such option was exercisable at the time of termination of employment.

          (e) Permanent Disability. If an employee is unable to continue employment with the Company as a result of permanent and total disability (as defined in the Code), then all options held by such optionee under the 1995 Stock Plan shall expire upon the earlier of (i) 12 months after the date of termination of the optionee's employment or (ii) the expiration date of the option. The optionee may exercise all or part of his or her option at any time before such expiration to the extent that such option was exercisable at the time of termination of employment.

          (f) Death. If an optionee dies while employed by the Company, his or her option shall expire upon the earlier of (i) 12 months after the optionee's death or (ii) the expiration date of the option. The executor or other legal representative or the optionee may exercise all or part of the optionee's option at any time before such expiration to the extent that such option was exercisable at the time of death.

          (g) Termination of Options. Each stock option agreement will specify the term of the option and the date when all or any installment of the option is to become exercisable. Notwithstanding the foregoing, however, the term of any incentive stock option shall not exceed 10 years from the date of grant. No options may be exercised by any person after the expiration of its term.

          (h) Nontransferability of Options. During an optionee's lifetime, his or her option(s) shall be exercisable only by the optionee and shall not be transferable other than by will or laws of descent and distribution.

          (i) Value Limitation. If the aggregate fair market value of all shares of Common Stock subject to an optionee's incentive stock option which are exercisable for the first time during any calendar year exceeds $100,000, the excess options shall be treated as nonstatutory options.

          (j) Other Provisions. The stock option agreement may contain such terms, provisions and conditions not inconsistent with the 1995 Stock Plan as may be determined by the Board or Committee.

  STOCK PURCHASE RIGHTS

     The 1995 Stock Plan permits the Company to grant rights to purchase Common Stock either alone or in tandem with other awards granted under the 1995 Stock Plan and/or cash awards made outside of the 1995 Stock Plan. The offer of a right must be accepted within six months of its grant by the execution of a restricted stock purchase agreement between the Company and the offeree and the payment of the purchase price of the shares. Unless the Board or Committee determines otherwise, the restricted stock purchase agreement shall grant the Company a repurchase option exercisable upon termination of the purchaser's employment or consulting relationship with the Company. The purchase price for any shares repurchased by the Company shall be the original price paid by the purchaser. The repurchase option shall lapse at such rate as the Board or Committee may determine.

  ADJUSTMENT UPON CHANGES IN CAPITALIZATION, CORPORATE TRANSACTIONS

     In the event that the stock of the Company is changed by reason of any stock split, reverse stock split, stock dividend, recapitalization or other change in the capital structure of the Company, appropriate proportional adjustments shall be made in the number and class of shares of stock subject to the 1995 Stock Plan, the number and class of shares of stock subject to any option or right outstanding under the 1995 Stock Plan, and the exercise price of any such outstanding option or right. Any such adjustment shall be made upon approval of the Board and, if required, the stockholders of the Company, whose determination shall be conclusive. Notwithstanding the above, in connection with any merger, consolidation, acquisition of assets or like occurrence involving the Company, all outstanding options and rights shall be automatically accelerated. In the event of a Change in Control of the Company (as such term is defined in the 1995 Stock Plan, and which includes a merger or a sale of all or substantially all of the Company's assets), if the Board so determines in its discretion, outstanding options and rights shall have their exercisability fully accelerated and/or the option and stock purchase right holders may be paid in cash the excess of the change in control price over the option or right exercise price.

  AMENDMENT, SUSPENSIONS AND TERMINATION OF THE 1995 STOCK PLAN

     The Board may amend, suspend or terminate the 1995 Stock Plan at any time; provided, however, that stockholder approval is required for any amendment to the extent necessary to comply with Rule 16b-3 promulgated under the Securities Exchange Act of 1934 ("Rule 16b-3") or Section 422 of the Code, or any similar rule or statute. In any event, the 1995 Stock Plan will terminate automatically in 2005.

  FEDERAL TAX INFORMATION

     Options granted under the 1995 Stock Plan may be either "incentive stock options," as defined in Section 422 of the Code, or nonstatutory options.

     An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% Shareholder of the Company. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

     All other options which do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time he is granted a nonstatutory option. However, upon its exercise, the optionee will recognize taxable income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. Upon resale of such shares by the optionee, any difference between the sales price and the optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

     The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory option.

     THE FOREGOING IS A SUMMARY OF THE MATERIAL EFFECTS OF FEDERAL INCOME TAXATION UPON THE OPTIONEE AND THE COMPANY IN CONNECTION WITH THE 1995 STOCK PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND REFERENCE SHOULD BE MADE TO THE APPLICABLE PROVISIONS OF THE CODE. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE OPTIONEE'S DEATH OR THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH AN OPTIONEE MAY RESIDE.

          SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

     The following table sets forth information with respect to the beneficial ownership of Endocare Common Stock to be owned immediately following the Distribution by (i) the holders of more than 5% of the Endocare Common Stock,
(ii) each director of the Company, (iii) the chief executive officer and (iv) all directors and executive officers of the Company as a group.

                                                                        SHARES OF ENDOCARE
                                                                       COMMON STOCK OWNED OR
                                                                          TO BE RECEIVED
                                                                       ---------------------
                   NAME OF PERSON OR IDENTITY OF GROUP                 NUMBER(1)     PERCENT
    -----------------------------------------------------------------  ---------     -------
    Errol Payne......................................................   459,059        8.2%
      100 Columbia, Suite 100
      Aliso Viejo, CA 92656
    Hathaway & Associates, Ltd.......................................   375,000        6.7%
      119 Rowayton Avenue
      Rowayton, CT 06853
    Peter Bernardoni.................................................   211,351(2)     3.8%
      2000 Alameda de las Pulgas
      San Mateo, CA 94402
    Paul Mikus.......................................................        --         --
      18 Technology Drive
      Irvine, CA 92718
    All executive officers and directors
      as a group (5 persons).........................................   211,351        3.8%

---------------
(1) All such shares were held of record with sole voting and investment power, subject to applicable community property laws, by the named individual and/or by his wife, except as indicated in the following footnote.

(2) Includes 211, 351 shares held by Technology Funding Partners I. Technology Funding, Inc. and Technology Funding Ltd. (together "Technology Funding"), of which Peter Bernardoni is an officer or general partner, are the managing general partners of Technology Funding Partners I. Technology Funding and Mr. Bernardoni are entitled to exercise voting and investment power with respect to all shares owned by Technology Funding Partners I and therefore are deemed to be beneficial owner of such shares.

                          DESCRIPTION OF CAPITAL STOCK

AUTHORIZED SHARES

     Under the Company's Certificate of Incorporation ("Certificate" or "Certificate of Incorporation"), the authorized capital stock of the Company consists of 20,000,000 shares of Endocare Common Stock, par value $.001 per share, and 1,000,000 shares of preferred stock, $.001 par value per share (the "Endocare Preferred Stock"). Immediately prior to the Distribution, Medstone owns all outstanding shares of Endocare Common Stock and there are outstanding options to purchase up to 960,000 shares of Endocare Common Stock. No shares of Endocare Preferred Stock have been issued. Immediately after the Distribution, based on the number of shares of Medstone Common Stock outstanding as of December 29, 1995 (with a distribution ratio of one share of Endocare Common Stock for every one share of Medstone Common Stock), 5,616,528 shares of Endocare Common Stock and no shares of the Endocare Preferred Stock will be issued and outstanding. Medstone will own 100,000 shares of Common Stock after the Distribution.

COMMON STOCK

     Holders of Endocare Common Stock are entitled to one vote for each share on all matters voted on by stockholders. The first annual meeting of stockholders is expected to be held during 1996.

     All shares of Endocare Common Stock to be distributed will be fully paid and nonassessable. Holders of Endocare Common Stock do not have any subscription, redemption or conversion privileges. Subject to the preferences or other rights of any Endocare Preferred Stock that may be issued from time to time, holders of Common Stock are entitled to participate ratably in dividends on the Endocare Common Stock as are declared by the Board of Directors. Holders of Endocare Common Stock are entitled to share ratably in all assets available for distribution to stockholders in the event of liquidation or dissolution of the Company, subject to distribution of the preferential amount, if any, to be distributed to holders of Endocare Preferred Stock.

PREFERRED STOCK

     The Company's Certificate of Incorporation authorizes the Board, without any vote or action by the holders of Endocare Common Stock, to issue Endocare Preferred Stock from time to time in one or more series. The Board is authorized to determine the number of shares and designation of any series of Endocare Preferred Stock and the dividend rights, dividend rate, conversion rights and terms, voting rights (full or limited, if any), redemption rights and terms, liquidation preferences and sinking fund terms of any series of Endocare Preferred Stock. Issuances of Endocare Preferred Stock would be subject to the applicable rules of the NASD or other organizations on whose systems the stock of the Company may then be quoted or listed. Depending upon the terms of Endocare Preferred Stock established by the Board, any or all series of Endocare Preferred Stock could have preference over the Endocare Common Stock with respect to dividends and other distributions and upon liquidation of the Company. Issuance of any such shares with voting powers, or issuance of additional shares of Endocare Common Stock, would dilute the voting power of the outstanding Endocare Common Stock.

NO PREEMPTIVE RIGHTS

     No holder of any capital stock of the Company has any preemptive right to subscribe for or purchase any securities of any class or kind of the Company.

LISTING AND TRADING OF ENDOCARE COMMON STOCK

     No current public trading market exists for Endocare Common Stock, although a "when issued" market may develop prior to the Distribution Date. The Company does not expect to qualify for listing of its Common Stock on the Nasdaq Small Cap Market upon completion of the Distribution Trading, if any, in the Company's Common Stock will be conducted in the over-the-counter market on an electronic bulletin board or in what are commonly referred to as the "pink sheets." See "Risk Factors -- Absence of Public Market; Possible Illiquidity of Trading Market and Possible Volatility of Stock Price." The extent of the market for the

Endocare Common Stock and the prices at which Endocare Common Stock may trade prior to or after the Distribution cannot be predicted. See "Risk
Factors -- Absence of Public Market; Possible Illiquidity of Trading Market; Possible Volatility of Stock Price." Stockholders should refer any questions concerning trading in either Endocare Common Stock or Medstone Common Stock to their brokers.

     Shares of Endocare Common Stock distributed to stockholders of Medstone will be freely transferable, except for shares received by persons who may be deemed to be "affiliates" of the Company under the Securities Act. Persons who may be deemed to be affiliates of the Company after the Distribution generally include individuals or entities that control, are controlled by or are under common control with the Company. Affiliates of the Company may sell their Endocare Common Stock only pursuant to an effective registration statement under the Securities Act or an exemption from the registration requirements of the Securities Act.

     Promptly following the Distribution Date, the Company intends to file a registration statement under the Securities Act to register the offer and sale of an aggregate of approximately 1,600,000 (including 960,000 shares subject to outstanding options as of the Distribution Date) shares of Endocare Common Stock under the 1995 Stock Plan and Director Plan. See "Executive
Compensation -- Stock Plan" and "Management -- Compensation of Directors."

TRANSFER AGENT AND REGISTRAR

     U.S. Stock Transfer, Glendale, California, will be the transfer agent and registrar for the Endocare Common Stock immediately following the Distribution.

         ANTI-TAKEOVER EFFECTS OF THE COMPANY'S CERTIFICATE AND BYLAWS

     The Company's Certificate of Incorporation and Bylaws are designed to discourage certain types of transactions that may involve an actual or threatened change of control of the Company and to encourage any person who might seek to acquire control of the Company to negotiate with the Company's Board of Directors. The Company believes that generally the interests of the Company's stockholders would be served best if any change in control results from negotiations with its Board of the proposed terms, such as the price to be paid, the form of consideration and the anticipated tax effects of the transaction.

     The provisions described herein are designed to reduce the vulnerability of the Company to an unsolicited proposal for a takeover of the Company that does not contemplate the acquisition of all its outstanding shares of capital stock at an adequate price or is otherwise unfair to its stockholders or an unsolicited proposal for the restructuring or sale of all or part of the Company. The Company believes that, as a general rule, such proposals would not be in the best interests of the Company and its stockholders. However, to the extent that these provisions do not discourage takeover attempts, they could make it more difficult to accomplish transactions that are opposed by the incumbent Board and could deprive stockholders of opportunities to realize temporary takeover premiums for their shares or other advantages that large accumulations of stock would provide.

     The description below is a summary of material terms and is qualified in its entirety by reference to the Company's Certificate of Incorporation and Bylaws filed as exhibits to the Company's Registration Statement on Form 10-SB of which this Information Statement is a part.

NUMBER OF DIRECTORS; REMOVAL; VACANCIES

     The Company's Bylaws provide that the number of directors shall not be less than three nor more than seven. The exact number of directors is set in accordance with the Bylaws by resolution from time to time of a majority of the entire Board. Interim vacancies on the Board or vacancies created by an increase in the number of directors, may be filled by a majority of the directors then in office.

STOCKHOLDER ACTION

     The Company's Certificate of Incorporation requires all stockholder action to be taken at an annual or special meeting of stockholders and prohibits stockholder action by written consent. The Bylaws of the Company also provide that special meetings of stockholders can be called by the Chairman or the President and the Board of Directors by majority vote.

     The provisions prohibiting stockholder action by consent resolution and limiting the ability of minority stockholders to call a special meeting may have the effect of delaying consideration of a stockholder proposal until the next annual meeting of the stockholders unless a special meeting is called for such purpose.

     Any call for a special meeting must specify the matters to be acted upon at the meeting. Stockholders are not permitted to submit additional matters or proposals for consideration of any special meeting.

STOCKHOLDER PROPOSALS

     The Company's Bylaws establish an advance notice procedure for nominations (other than by or at the direction of the Board) of candidates for election as directors at, and for proposals to be brought before, an annual meeting of stockholders of the Company. Subject to any applicable requirements, only such nominations may be considered and such business may be conducted at an annual meeting as has been brought before the meeting by or at the direction of the Board or by a stockholder who has given to the Secretary of the Company timely written notice, in proper form, of the same.

     To be timely, notice of nominations or other business to be brought before an annual meeting must be received by the Secretary of the Company not less than 60 days nor more than 90 days prior to the anniversary of the preceding year's annual meeting or, if the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, such notice must be received not earlier than 90 days prior to such annual meeting and not later than the close of business on the later of: (i) the 60th day prior to the annual meeting or (ii) the 10th day following the day on which public announcement of the date of the meeting is first made.

     Each notice must set forth (i) the name and address, as it appears on the books of the Company, of the stockholder who intends to make the nomination or proposal and of any beneficial owner on whose behalf the nomination or proposal is made and (ii) the class and number of shares of the Company that are owned beneficially and of record by such stockholder and beneficial owner. In addition, in the case of a stockholder proposal, the notice shall set forth a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest of such stockholder or beneficial owner in that proposed business.

     In the case of a nomination of any person for election as a director, the notice must set forth (i) all information regarding the nominee proposed by the stockholder that would be required to be included in a proxy statement filed pursuant to the proxy statement as a candidate for election and to serve as a director of the Company if elected.

     This provision is designed to facilitate planning for the conduct of the Company's annual meeting of stockholders and to provide time for proposals to be evaluated fully. It may have the effect of precluding a nomination or the conduct of business at a particular meeting if the proper procedures are not followed and may deter a potential acquiror from conducting a solicitation of proxies to elect its own slate of directors of otherwise attempting to obtain control of the Company, even if the conduct of such solicitation or such attempt might be beneficial to the Company and its stockholders.

PREFERRED STOCK AND ADDITIONAL COMMON STOCK

     Under the Company's Certificate of Incorporation, the Board has authority to provide by resolution for issuance of shares of one or more series of Endocare Preferred Stock. The Board is authorized to fix by resolution the terms and conditions of each series. See "Description of Capital Stock -- Preferred Stock." The Board also may issue additional shares of authorized but unissued shares of Endocare Common Stock.

     The Company believes that the availability of Endocare Preferred Stock will provide the Company with increased flexibility to facilitate possible future financings and acquisitions and will allow the Company to better meet other corporate needs that might arise. The authorized shares of Endocare Preferred Stock, as well as authorized but unissued shares of Endocare Common Stock, will be available for issuance without the expense and delay of stockholder action, unless stockholder action is required by applicable law or the rules of the NASD or other stock exchange or organization on which any class of stock of the Company may then be quoted or listed.

     These provisions give the Board of Directors the power to approve the issuance of a series of Endocare Preferred Stock, or additional Endocare Common Stock, with terms that could either impede or facilitate the completion of a merger, tender offer or other takeover attempt. For example, the issuance of new shares might impede a business combination if the terms of those shares include series voting rights that would enable a holder to block business combinations, or the issuance of new shares might facilitate a business combination if those shares have general voting rights sufficient to cause an applicable percentage vote required to be satisfied. The Board of Directors of the Company will make any determination regarding issuance of additional shares based on its judgment as to the best interest of its stockholders, customers, employees or other constituencies.

CONTROL SHARE ACQUISITION STATUTE

     The Company is subject to Section 203 of the Delaware General Corporation Law ("Section 203"). Section 203 prohibits a publicly held Delaware corporation from engaging in a "business combination" with an "interested stockholder" for a period of three years after the date of the transaction in which the person became an interested stockholder, unless (i) prior to such date, the board of directors of the corporation approves either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owns at least 85% of the outstanding voting stock excluding certain shares held by employee director and employee stock plans, or (iii) on or after the consummation date, the business combination is approved by the board of directors and by the affirmative vote of at least 66 2/3% of the outstanding voting stock that is not owned by the interested stockholder. For purposes of
Section 203, a "business combination" includes, among other things, a merger, asset sale or other transaction resulting in a financial benefit to the interested stockholder, and an "interested stockholder" is generally a person who, together with affiliates and associates, owns (or within three years, owned) 15% or more of the corporation's voting stock.

            LIABILITY AND INDEMNIFICATION OF OFFICERS AND DIRECTORS

ELIMINATION OF LIABILITY IN CERTAIN CIRCUMSTANCES

     Section 145(a) of the Delaware General Corporation Law (the "DGCL") provides in relevant part that "a corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful." With respect to derivative actions, Section 145(b) of the DGCL provides in relevant part that "[a] corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor . . . [by reason of his service in one of the capacities specified in the preceding sentence] against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was bought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper."

     The Company's Certificate of Incorporation provides that to the fullest extent permitted by the DGCL, no director of the Company shall be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director. The Certificate of Incorporation also provides that no amendment or repeal of such provision shall apply to or have any effect on the right to indemnification permitted thereunder with respect to claims arising from acts or omissions occurring in whole or in part before the effective date of such amendment or repeal whether asserted before or after such amendment or repeal.

     The Company's Bylaws provide that the Company shall indemnify to the full extent authorized by law each of its directors and officers against expenses incurred in connection with any proceeding arising by reason of the fact that such person is or was an agent of the corporation.

     The Company has entered into indemnification agreements with its directors and certain of its officers.

                            INDEPENDENT ACCOUNTANTS

     The Board of Directors of the Company has selected Ernst & Young LLP to audit the Company's financial statements for the year ending December 31, 1995. Ernst & Young LLP has served as independent accountants of Medstone and the Company throughout the periods covered by the financial statements included in this Information Statement.

                             ADDITIONAL INFORMATION

     The Company has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form 10-SB under the Securities Act of 1934, as amended (the "1934 Act"), with respect to the Endocare Common Stock being received by stockholders of Medstone in the Distribution. This Information Statement does not contain all of the information set forth in the Form 10-SB Registration Statement and the exhibits thereto, to which reference is hereby made. Statements made in this Information Statement as to the contents of any contract, agreement and other documents referred to herein are not necessarily complete. With respect to each such contract, agreement or other documents filed as an exhibit to the Registration Statement, reference is made to such exhibit for a more complete description of the matter involved, and each such statement shall be deemed qualified in its entirety by such reference. The Registration Statement and the exhibits thereto filed by the Company with the Commission may be inspected at the public reference facilities of the Commission.

     The Company intends to furnish holders of Endocare Common Stock with annual reports containing consolidated financial statements audited by an independent public accounting firm and quarterly reports for the first three quarters of each fiscal year containing unaudited financial statements.

                         INDEX TO FINANCIAL STATEMENTS

                                    ENDOCARE, INC.                                      PAGE
                                                                                        ----
Historical Financial Statements
  Endocare, Inc.
     Report of Independent Auditors...................................................   F-1
     Balance Sheet as of September 30, 1995...........................................   F-2
     Note to Balance Sheet............................................................   F-3
  Endocare, Division of Medstone International, Inc.
     Report of Independent Auditors...................................................   F-4
     Balance Sheets as of September 30, 1995 (unaudited) and December 31, 1994 and
      1993............................................................................   F-5
     Statements of Operations for the nine months ended September 30, 1995 and 1994
      (unaudited) and the years ended December 31, 1994, 1993 and 1992................   F-6
     Statements of Cash Flow for the nine months ended September 30, 1995 and 1994
      (unaudited) and the years ended December 31, 1994, 1993 and 1992................   F-7
     Notes to Financial Statements....................................................   F-8
     Schedule II -- Valuation and Qualifying Accounts.................................  F-12
Unaudited Proforma Financial Information..............................................  F-13
                                    CYTOCARE, INC.
Consolidated Financial Statements
     Report of Independent Auditors...................................................  F-17
     Consolidated Balance Sheets at December 31, 1994 and 1993........................  F-18
     Consolidated Statements of Income for the years ended December 31, 1994, 1993 and
      1992............................................................................  F-19
     Consolidated Statements of Stockholders' Equity for the years ended December 31,
      1994, 1993 and 1992.............................................................  F-20
     Consolidated Statements of Cash Flows for the years ended December 31, 1994, 1993 and 1992........................................................................  F-21
     Notes to Consolidated Financial Statements.......................................  F-22
     Schedule II -- Valuation and Qualifying Accounts.................................  F-29
                             MEDSTONE INTERNATIONAL, INC.
Condensed Consolidated Financial Statements
     Condensed Consolidated Balance Sheets
       September 30, 1995 (Unaudited) and December 31, 1994...........................  F-30
     Condensed Consolidated Statements of Operations (Unaudited)
       Three and Nine Months Ended September 30, 1995 and 1994........................  F-31
     Condensed Consolidated Statement of Stockholders' Equity (Unaudited)
       Nine Months Ended September 30, 1995...........................................  F-32
     Condensed Consolidated Statements of Cash Flows (Unaudited)
       Nine Months Ended September 30, 1995 and 1994..................................  F-33
     Notes to Unaudited Condensed Consolidated Financial Statements...................  F-34
Unaudited Proforma Financial Information..............................................  F-36

                         REPORT OF INDEPENDENT AUDITORS

Board of Directors
Medstone International, Inc.

We have audited the accompanying balance sheet of Endocare, Inc. as of September 30, 1995. This balance sheet is the responsibility of the Company's management. Our responsibility is to express an opinion on this balance sheet based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of Endocare, Inc. at September 30, 1995, in conformity with generally accepted accounting principles.

                                            ERNST & YOUNG LLP

Orange County, California
December 15, 1995

                                 ENDOCARE, INC.

                                 BALANCE SHEET
                               SEPTEMBER 30, 1995

ASSETS
Total Assets......................................................................  $     --
                                                                                    ========
LIABILITIES AND STOCKHOLDERS' EQUITY
Total Liabilities.................................................................  $     --
Stockholders Equity:
Preferred Stock, $.001 par value, 1,000,000 shares authorized, none issued or
  outstanding.....................................................................        --
Common Stock, $.001 par value 20,000,000 shares authorized, none issued or
  outstanding.....................................................................        --
Additional paid-in capital........................................................        --
                                                                                    --------
Total stockholders' equity........................................................        --
                                                                                    --------
Total liabilities and stockholders' equity........................................  $     --
                                                                                    ========

           See accompanying notes to the Endocare, Inc. balance sheet

                                 ENDOCARE, INC.

                             NOTE TO BALANCE SHEET
                               SEPTEMBER 30, 1995

1. ORGANIZATION AND PRESENTATION

     Endocare, Inc. was incorporated in Delaware as a wholly-owned subsidiary of Medstone International, Inc. As of September 30, 1995, no shares of stock of Endocare have been issued. Based on information elsewhere in the information statement, 5,616,528 shares of common stock will be issued.

                         REPORT OF INDEPENDENT AUDITORS

Board of Directors
Medstone International, Inc.

We have audited the accompanying balance sheets of Endocare, Division of Medstone International, Inc. as of December 31, 1994 and 1993, and the related statements of operations and cash flows for each of the three years in the period ended December 31, 1994. Our audits also included the financial statement schedule listed in the accompanying index. These financial statements and schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedule based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Endocare, Division of Medstone International, Inc. at December 31, 1994 and 1993, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1994, in conformity with generally accepted accounting principles. Also, in our opinion, the related financial statement schedule, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

The accompanying financial statements have been prepared assuming that Endocare, Division of Medstone International, Inc. will continue as a going concern. As discussed in Note 2, the realization of the Company's assets is dependent upon future events, the outcome of which is indeterminable. Additionally, successful completion of the Company's development program and its transition, ultimately, to attaining profitable operations is dependent upon obtaining additional financing adequate to fulfill its research and development activities, and achieving a level of revenues adequate to support the Company's cost structure. Accordingly, these conditions raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the possible inability of Endocare, Division of Medstone International, Inc. to continue as a going concern.

                                            ERNST & YOUNG LLP

Orange County, California
August 31, 1995

               ENDOCARE, DIVISION OF MEDSTONE INTERNATIONAL, INC.

                                 BALANCE SHEETS

                                                                              DECEMBER 31,
                                                                       ---------------------------
                                                                          1994            1993
                                                       SEPTEMBER       -----------     -----------
                                                          30,
                                                          1995
                                                      ------------
                                                      (UNAUDITED)
ASSETS
Current assets:
  Cash and equivalents..............................  $         --     $        --     $        --
  Accounts receivable, less allowance for doubtful
     accounts of $97,106, $97,106 and $98,600 at
     September 30, 1995 and December 31, 1994 and
     1993, respectively.............................        79,025         189,781         303,505
  Inventories.......................................       257,098         197,693          86,518
  Prepaid expenses and other current assets.........        11,470          15,900          19,700
                                                       -----------     -----------     -----------
     Total current assets...........................       347,593         403,374         409,723
Property and equipment
Equipment...........................................       714,955         700,015         614,818
  Furniture and fixtures............................        36,173          97,188          98,888
  Leasehold improvements............................            --              --          31,108
                                                       -----------     -----------     -----------
                                                           751,128         797,203         744,814
  Less accumulated depreciation and amortization....      (323,857)       (238,148)       (123,547)
                                                       -----------     -----------     -----------
     Net property and equipment.....................       427,271         559,055         621,267
Other assets, net...................................        24,328          10,000          10,000
                                                       -----------     -----------     -----------
                                                      $    799,192     $   972,429     $ 1,040,990
                                                       ===========     ===========     ===========
LIABILITIES AND DIVISION EQUITY
Current Liabilities:
  Accounts payable..................................  $     37,911     $     4,968     $    45,000
  Accrued expenses..................................            --             122          13,624
  Accrued payroll expenses..........................        13,291         101,775         106,716
  Deferred revenue..................................         1,628           1,628           1,628
  Customer deposits.................................            --              --           7,000
                                                       -----------     -----------     -----------
     Total current liabilities......................        52,830         108,493         173,968
Commitments
Division equity:
  Advances from Medstone............................     2,579,912       2,315,250       2,055,396
  Accumulated (deficit).............................    (1,833,550)     (1,451,314)     (1,188,374)
                                                       -----------     -----------     -----------
     Total division equity..........................       746,362         863,936         867,022
                                                       -----------     -----------     -----------
                                                      $    799,192     $   972,429     $ 1,040,990
                                                       ===========     ===========     ===========

                             See accompanying notes

               ENDOCARE, DIVISION OF MEDSTONE INTERNATIONAL, INC.

                            STATEMENTS OF OPERATIONS

                                                   NINE MONTHS        FOR THE YEAR ENDED DECEMBER 31,
                                                      ENDED        --------------------------------------
                                                  SEPTEMBER 30,       1994          1993          1992
                                                      1994         ----------    ----------    ----------
                                  NINE MONTHS     -------------
                                     ENDED
                                 SEPTEMBER 30,     (UNAUDITED)
                                     1995
                                 -------------
                                  (UNAUDITED)
Revenues:
  Net product sales............   $   749,192      $ 1,877,705     $2,282,819    $2,697,437    $       --
  Research revenues............       215,290          329,102        379,309       479,702       581,320
                                    ---------        ---------      ---------     ---------     ---------
     Total revenues............       964,482        2,206,807      2,662,128     3,177,139       581,320
Costs and expenses:
  Cost of sales................       260,154          545,841        638,294       630,144         8,571
  Research and development.....       619,508          769,497        910,929     1,060,626     1,163,082
  Selling......................       223,793          725,330        845,276     1,399,603        50,845
  General and administrative...       243,264          417,911        530,569       601,099        32,863
                                    ---------        ---------      ---------     ---------     ---------
     Total costs and
       expenses................     1,346,719        2,458,579      2,925,068     3,691,472     1,255,361
                                    ---------        ---------      ---------     ---------     ---------
Loss before income taxes.......      (382,237)        (251,772)      (262,940)     (514,333)     (674,041)
Income taxes...................            --               --             --            --            --
                                    ---------        ---------      ---------     ---------     ---------
Net loss.......................   $  (382,237)     $  (251,772)    $ (262,940)   $ (514,333)   $ (674,041)
                                    =========        =========      =========     =========     =========

                             See accompanying notes

               ENDOCARE, DIVISION OF MEDSTONE INTERNATIONAL, INC.

                            STATEMENTS OF CASH FLOWS

                                                       NINE MONTHS     FOR THE YEAR ENDED DECEMBER 31,
                                                          ENDED       ----------------------------------
                                                      SEPTEMBER 30,     1994         1993        1992
                                                          1994        ---------   ----------   ---------
                                       NINE MONTHS    -------------
                                          ENDED
                                      SEPTEMBER 30,    (UNAUDITED)
                                          1995
                                      -------------
                                       (UNAUDITED)
Cash flows from operating
  activities:
  Net loss..........................    $(382,237)      $(251,772)    $(262,940)  $ (514,333)  $(674,041)
  Adjustments to reconcile net loss
     to net cash provided by (used
     in) operating activities:
     Depreciation...................      125,005         105,557       156,065      120,269       3,279
     Provision for doubtful
       accounts.....................           --              --            --      100,000          --
     Changes in operating assets and
       liabilities:
       Accounts receivable..........      110,756          26,020       113,724     (403,505)         --
       Inventories..................      (59,405)       (120,520)     (111,175)     (71,499)    (15,019)
       Prepaid expenses and other...        4,430          13,188         3,800       15,189     (34,889)
       Accounts payable.............       32,943            (901)      (40,032)      40,000       5,000
       Accrued expenses.............         (122)        (11,984)      (13,502)      13,624          --
       Accrued payroll expenses.....      (88,484)             78        (4,941)      96,424      10,292
       Deferred revenue.............           --              --            --        1,628          --
       Customer deposits............           --          (7,000)       (7,000)       7,000          --
       Other, net...................      (14,328)             --            --           --     (10,000)
                                        ---------       ---------     ---------    ---------   ---------
     Net cash provided by (used in)
       operating activities.........     (271,442)       (247,334)     (166,001)    (595,203)   (715,378)
Cash flows from investing
  activities:
  Purchases of property and
     equipment......................      (19,814)       (114,712)     (125,601)    (667,988)    (76,827)
  Disposals of property and
     equipment......................       26,594          31,748        31,748           --          --
                                        ---------       ---------     ---------    ---------   ---------
     Net cash provided by (used in)
       investing activities.........        6,780         (82,964)      (93,853)    (667,988)    (76,827)
                                        ---------       ---------     ---------    ---------   ---------
Cash flows from financing
  activities:
  Net advances from Medstone........      264,662         330,298       259,854    1,263,191     792,205
                                        ---------       ---------     ---------    ---------   ---------
Net increase/(decrease) in cash and
  equivalents.......................            0               0             0            0           0
Cash and equivalents, beginning of
  year..............................            0               0             0            0           0
                                        ---------       ---------     ---------    ---------   ---------
Cash and equivalents, end of year...    $       0       $       0     $       0   $        0   $       0
                                        =========       =========     =========    =========   =========

                             See accompanying notes

               ENDOCARE, DIVISION OF MEDSTONE INTERNATIONAL, INC.

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND OPERATIONS OF THE COMPANY

     Endocare, Division of Medstone International, Inc. (the "Company") operates as a research and development division of Medstone International, Inc. ("Medstone"). Endocare, Inc. was incorporated in Delaware as a wholly-owned subsidiary of Medstone in May 1994. In connection with the Distribution, Medstone will contribute $500,000 cash and the net assets of the Company to Endocare, Inc. Medstone will subsequently distribute a stock dividend of one share of Endocare, Inc. Common Stock for each share of Medstone Common Stock outstanding.

     The Company designs, manufactures, and markets the ProLase product line, laser catheters used to treat urologic obstructions, and the DioLase, a diode laser used in conjunction with the ProLase laser catheters. It also markets a cytoscope used in the urologic treatment process.

2. BASIS OF PRESENTATION AND CONTINUED EXISTENCE

     From January 1, 1990 through September 30, 1995, the Company has incurred losses of $1,833,550. Recovery of the Company's assets is dependent upon future events, the outcome of which is indeterminable. Additionally, successful completion of the Company's development program and its transition, ultimately, to attaining profitable operations is dependent upon obtaining additional financing adequate to fulfill its research and development activities, and achieving a level of revenues adequate to support the Company's cost structure. There can be no assurance that the Company will be successful in these areas.

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Cash and equivalents

     The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

  Concentrations of credit risk

     The Company sells its products primarily to hospitals worldwide. Credit is extended based on an evaluation of the customer's financial condition and collateral generally is not required.

  Inventories

     Inventories are stated at the lower of cost (first-in, first-out) or market and consist of the following

                                                                              DECEMBER 31,
                                                                          --------------------
                                                                            1994        1993
                                                                          --------     -------
                                                        SEPTEMBER 30,
                                                            1995
                                                        -------------
                                                         (UNAUDITED)
                                                        -------------
    Raw materials.....................................    $ 149,675       $107,462     $42,732
    Work in process...................................       44,038         56,260      37,913
    Finished goods....................................       63,385         33,971       5,873
                                                           --------       --------     -------
                                                          $ 257,098       $197,693     $86,518
                                                           ========       ========     =======

               ENDOCARE, DIVISION OF MEDSTONE INTERNATIONAL, INC.

  Property and equipment

     Property and equipment are carried at cost. Depreciation and amortization are computed on the straight-line method over the following estimated useful lives:

                Equipment......................................         5 years
                Furniture and fixtures.........................         5 years
                Leasehold improvements.........................   Life of lease

  Revenue Recognition

     Sales are recognized upon the shipment of the product. Research revenues are recognized as earned and billed.

4. INCOME TAXES

     Income taxes have been allocated to the Company on a "separate return basis" whereby such amounts are determined as if the Company were a separate taxable entity. Because the Company has incurred operating losses since inception it has given no benefit to its net deferred tax assets since their realization is not assured. Accordingly, no provision or benefit for income taxes has been provided in any year.

     The Company's provision (benefit) for taxes based on income differs from the amount obtained by applying the federal statutory tax rate to pretax income
(loss) primarily because of the Company's inability to benefit its net operating losses and the establishment of a valuation allowance against its net deferred tax assets.

     The Company is in a net deferred tax asset position. Temporary differences that give rise to a significant portion of the Company's deferred tax assets consist of bad debt reserves, inventory reserves and other accruals with no current tax benefit. The Company has established a valuation allowance to fully offset its deferred tax assets in accordance with Statement of Financial Accounting Standards -- 109, "Accounting for Income Taxes." The Company's net operating losses and research and development credits have been included in the consolidated tax returns of Medstone and have been fully utilized. As a result, the Company has no net operating losses or research and development credits to offset future taxable income.

5. EMPLOYEE BENEFIT PLAN

     The Company has no separate benefit plan, but all eligible employees participate in the defined contribution profit sharing 401(k) plan of Medstone. The plan provides for the deferral of up to 15% of an employee's qualifying compensation under Section 401(k) of the Internal Revenue Code. Contributions by the Company may be made to the plan at the discretion of the Board of Directors. No such contributions were made to the plan during the nine months ended September 30, 1995 or the years ended December 31, 1994, 1993 and 1992.

6. RELATED PARTY TRANSACTIONS

     Expense allocated to Medstone by Endocare consist of sales and marketing personnel or engineering personnel who are sharing time between Endocare and Medstone, (i.e. sales calls where Endocare sales representatives sell Endocare products and also distribute Medstone sales literature.)

     The Company has been operating as a division of Medstone since its inception. The Company's operations have been located within the Medstone facility, and have been allocated a rental charge based on square footage occupied.

               ENDOCARE, DIVISION OF MEDSTONE INTERNATIONAL, INC.

     The Company and Medstone share the services of certain employees. Employee costs, including salary, payroll taxes and group insurance are allocated to the Company or Medstone based on an equivalent percentage of time spent on the Company's projects versus total time worked.

     Research revenues recorded by Endocare represent costs of research efforts performed on behalf of Medstone and billed to Medstone by Endocare.

     Expenses other than those related to facilities and employees are allocated to the Company based on actual usage or expense as consumed in the performance of the Company's projects.

     Advances from Medstone have no specific terms or conditions and represent amounts incurred by Medstone on behalf of the operations of the Company. Cash collected from the Company revenue stream was deposited into the Medstone bank account and represented reductions of the advance from Medstone.

     Management believes the allocations discussed above have been made on a reasonable basis and are representative of the expenses the Company would have incurred on a stand alone basis.

     The following table summarizes the nature of the transactions reflected in the Advances from Medstone:

                                                                                   ADVANCES
                                                                                 FROM MEDSTONE
                                                                                 -------------
     Balance at December 31, 1991..............................................   $         0
Cash collected from Endocare net product sales.................................             0
Research revenues recorded by Endocare for services performed on behalf of
  Medstone.....................................................................      (581,320)
Cash expended by Medstone on behalf of Endocare................................     1,328,678
Expenses allocated to Endocare by Medstone.....................................        44,847
Expenses allocated to Medstone by Endocare.....................................             0
                                                                                 -------------
     Balance at December 31, 1992..............................................       792,205
Cash collected from Endocare net product sales.................................    (2,295,332)
Research revenues recorded by Endocare for services performed on behalf of
  Medstone.....................................................................      (479,702)
Cash expended by Medstone on behalf of Endocare................................     3,851,868
Expenses allocated to Endocare by Medstone.....................................       395,092
Expenses allocated to Medstone by Endocare.....................................      (208,735)
                                                                                 -------------
     Balance at December 31, 1993..............................................     2,055,396
Cash collected from Endocare net product sales.................................    (2,398,037)
Research revenues recorded by Endocare for services performed on behalf of
  Medstone.....................................................................      (379,309)
Cash expended by Medstone on behalf of Endocare................................     2,773,226
Expenses allocated to Endocare by Medstone.....................................       399,290
Expenses allocated to Medstone by Endocare.....................................      (135,316)
                                                                                 -------------
     Balance at December 31, 1994..............................................     2,315,250
Cash collected from Endocare net product sales.................................      (859,948)
Research revenues recorded by Endocare for services performed on behalf of
  Medstone.....................................................................      (215,290)
Cash expended by Medstone on behalf of Endocare................................     1,073,907
Expenses allocated to Endocare by Medstone.....................................       265,993
Expenses allocated to Medstone by Endocare.....................................             0
                                                                                 -------------
     Balance at September 30, 1995 (unaudited).................................   $ 2,579,912
                                                                                  ===========

               ENDOCARE, DIVISION OF MEDSTONE INTERNATIONAL, INC.

     Expenses allocated to Endocare by Medstone consist of facility rent, utilities, property insurance, property taxes, facility maintenance, telephone, office supplies and group health insurance. These expenses are purchased for the related companies in total, and are then allocated based on square footage occupied, headcount or some other pre-determined, fixed basis.

7. MAJOR CUSTOMERS

     During the nine months ended September 30, 1995, two customers accounted for over 10% of the Company's revenues. One, a Korean distributor, accounted for 13% of total revenues and the other, a domestic distributor, accounted for 16% of total revenues. The Company derived 38% of its total revenues from foreign customers during the nine months ended September 30, 1995, with 20% going to Asia, 11% to the Middle East, and 7% to Europe. During the year ended December 31, 1994, no single customer accounted for 10% or more of the total revenue and the Company derived 16% of its total revenues from export sales to foreign customers with 7% going to Asia, 5% going to Europe, and 2% going to the Middle East. During the year ended December 31, 1993, no single customer accounted for 10% or more of the total revenue and the Company derived 12% of its total revenues from export sales to foreign customers.

               ENDOCARE, DIVISION OF MEDSTONE INTERNATIONAL, INC.

                SCHEDULE II -- VALUATION AND QUALIFYING ACCOUNTS

                                                             ADDITIONS
                                                     -------------------------
                                      BALANCE AT     CHARGED TO     CHARGED TO                    BALANCE OF
                                      BEGINNING      COSTS AND        OTHER                          END
            DESCRIPTION                OF YEAR        EXPENSES       ACCOUNTS      DEDUCTIONS      OF YEAR
------------------------------------  ----------     ----------     ----------     ----------     ----------
FOR THE YEAR ENDED
  DECEMBER 31, 1994:
Allowance for doubtful accounts.....   $ 98,600       $     --       $     --        $1,494(a)     $ 97,106
                                        =======       ========       ========      ========         =======
FOR THE YEAR ENDED
  DECEMBER 31, 1993:
Allowance for doubtful accounts.....   $     --       $100,000       $     --        $1,400(a)     $ 98,600
                                        =======       ========       ========      ========         =======

---------------
(a) Write off of bad debts.

                                 ENDOCARE, INC.

                         PROFORMA FINANCIAL INFORMATION

     The proforma information presented is theoretical in nature and not necessarily indicative of the financial position of Endocare, Inc. had it been a stand-alone Company for the periods presented. The proforma balance sheet reflects the effects of the Distribution Agreement between Endocare and Medstone. The Distribution Agreement with Medstone calls for the contribution to capital of Endocare, Inc. of $500,000 cash and the net assets of Endocare, Division of Medstone International, Inc. The proforma financial information reflects the principal adjustments that will result from the Distribution as if it had occurred as of September 30, 1995 for the balance sheet. The Company expects expenses that have been allocated from Medstone to be replaced by comparable outside expenses or to be continued under the Administrative Services Agreement, consequently proforma statement of operations data are the same as the historical data.

          See accompanying notes to the proforma financial statements

                                 ENDOCARE, INC.

                             PROFORMA BALANCE SHEET
                                  (UNAUDITED)

                                                       DIVISION
                                                      HISTORICAL                          PROFORMA
                                                     SEPTEMBER 30,      PROFORMA        SEPTEMBER 30,
                                                         1995          ADJUSTMENT           1995
                                                     -------------     -----------      -------------
ASSETS
Current assets:
  Cash and equivalents.............................   $         --     $   500,000(1)    $    500,000
  Accounts receivable, less allowance for doubtful
     accounts of $97,106 at September 30, 1995.....         79,025                             79,025
  Inventories......................................        257,098                            257,098
  Prepaid expenses and other current assets........         11,470              --             11,470
                                                       -----------      ----------       ------------
     Total current assets..........................        347,593         500,000            847,593
Property and equipment
  Equipment........................................        714,955                            714,955
  Furniture and fixtures...........................         36,173                             36,173
                                                       -----------      ----------       ------------
                                                           751,128                            751,128
  Less accumulated depreciation and amortization...       (323,857)                          (323,857)
                                                       -----------      ----------       ------------
     Net property and equipment....................        427,271                            427,271
Other assets, net..................................         24,328                             24,328
                                                       -----------      ----------       ------------
                                                      $    799,192     $   500,000       $  1,299,192
                                                       ===========      ==========       ============
                            LIABILITIES AND DIVISION/STOCKHOLDERS' EQUITY
Current Liabilities:
  Accounts payable.................................   $     37,911     $                 $     37,911
  Accrued expenses.................................             --                                 --
  Accrued payroll expenses.........................         13,291                             13,291
  Deferred revenue.................................          1,628                              1,628
                                                       -----------      ----------       ------------
     Total current liabilities.....................         52,830              --             52,830
Division/Stockholders' equity:
  Advances from Medstone...........................      2,579,912      (2,579,912)(1)             --
  Preferred Stock -- $.001 par value, 1,000,000
     shares authorized, none issued or
     outstanding...................................             --              --                 --
  Common Stock -- $.001 par value, 20,000,000
     shares authorized, none issued at September
     30, 1995; 5,616,528 issued proforma...........             --           5,617(1)           5,617
  Additional paid-in capital.......................             --       1,240,745(1)       1,240,745
  Accumulated (deficit)............................     (1,833,550)      1,833,550(1)              --
                                                       -----------      ----------       ------------
     Total division/stockholders' equity...........        746,362         500,000          1,246,362
                                                       -----------      ----------       ------------
                                                      $    799,192     $   500,000       $  1,299,192
                                                       ===========      ==========       ============

          See accompanying notes to the proforma financial statements

                                 ENDOCARE, INC.

                       PROFORMA STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                                                                  PROFORMA
                                                                 NINE MONTHS
                                                                    ENDED         FOR THE YEAR ENDED
                                                                SEPTEMBER 30,        DECEMBER 31,
                                                                    1995                 1994
                                                                -------------     ------------------
Revenues:
  Net product sales...........................................   $   749,192          $2,282,819
  Research Revenues...........................................       215,290             379,309
                                                                  ----------          ----------
          Total revenues......................................       964,482           2,662,128
Costs and expenses:
  Cost of sales...............................................       260,154             638,294
  Research and development....................................       619,508             910,929
  Selling.....................................................       223,793             845,276
  General and administrative..................................       243,264             530,569
                                                                  ----------          ----------
          Total costs and expenses............................     1,346,719           2,925,068
                                                                  ----------          ----------
Loss before income taxes......................................      (382,237)           (262,940)
Benefit from income taxes.....................................            --                  --
                                                                  ----------          ----------
Net loss......................................................   $  (382,237)         $ (262,940)
                                                                  ==========          ==========
Proforma net loss per share(2)................................   $      (.07)         $     (.05)
                                                                  ==========          ==========

          See accompanying notes to the proforma financial statements

                                 ENDOCARE, INC.

                     NOTES TO PROFORMA FINANCIAL STATEMENTS
                                  (UNAUDITED)

1. CONTRIBUTIONS AND CAPITALIZATION

     This proforma adjustment, which assumes that the Distribution occurred as of September 30, 1995, reflects the forgiveness of intercompany debt resulting from the funding of operations between Medstone and Endocare and the initial capitalization of Endocare in the amount of $1,246,362; consisting of Medstone's contribution of $500,000 cash and $746,362 of other assets at September 30, 1995.

2. PROFORMA NET LOSS PER SHARE

     Proforma net loss per share is based on 5,616,528 shares representing the number of shares to be issued and outstanding after the Distribution assuming they were issued as of January 1, 1994.

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors
Cytocare, Inc.

We have audited the accompanying consolidated balance sheets of Cytocare, Inc. as of December 31, 1994 and 1993, and the related consolidated statements of income, stockholders' equity, and cash flows for each of the three years in the period ended December 31, 1994. Our audits also included the financial statement schedule listed in the accompanying index. These financial statements and schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedule based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Cytocare, Inc. at December 31, 1994 and 1993, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 1994, in conformity with generally accepted accounting principles. Also, in our opinion, the related financial statement schedule, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

As discussed in the first paragraph of Note 8 to the financial statements, the Company is a defendant in a class action lawsuit. Management of the Company believes that the allegations are without merit and intends to continue to vigorously defend against this action. The ultimate outcome of the litigation cannot presently be determined. Accordingly, no provisions for any liability that may result, if any, has been made in the financial statements.

                                            ERNST & YOUNG LLP

Orange County, California
February 15, 1995

                                 CYTOCARE, INC.

                          CONSOLIDATED BALANCE SHEETS

                                                                           DECEMBER 31,
                                                                    ---------------------------
                                                                       1994            1993
                                                                    -----------     -----------
                                            ASSETS
Current assets:
  Cash and equivalents............................................  $ 1,261,596     $ 2,410,363
  Short-term investments..........................................   13,148,586       9,151,679
  Accounts receivable, less allowance for doubtful accounts of
     $257,000 and $168,000 in 1994 and 1993, respectively.........    1,825,150       1,617,477
  Inventories.....................................................    1,607,090       1,620,078
  Deferred tax assets.............................................    1,005,000              --
  Prepaid expenses and other current assets.......................      394,595         541,852
                                                                    -----------     -----------
          Total Current Assets....................................   19,242,017      15,341,449
Property and equipment:
  Lithotripters...................................................    3,775,120       2,285,232
  Equipment.......................................................    1,681,765       1,596,316
  Furniture and fixtures..........................................    1,176,072       1,176,153
  Leasehold improvements..........................................       89,764         364,799
                                                                    -----------     -----------
                                                                      6,722,721       5,422,500
  Less accumulated depreciation and amortization..................   (3,727,123)     (3,186,888)
                                                                    -----------     -----------
          Net property and equipment..............................    2,995,598       2,235,612
Other assets, net.................................................       22,500         132,061
                                                                    -----------     -----------
                                                                    $22,260,115     $17,709,122
                                                                    ===========     ===========
                             LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable................................................  $   521,496     $   657,727
  Accrued expenses................................................      368,942         458,701
  Accrued income taxes............................................      601,776         828,738
  Accrued payroll expenses........................................      408,884         306,932
  Deferred revenue................................................      642,551         502,421
  Customer deposits...............................................       40,000         180,750
                                                                    -----------     -----------
          Total current liabilities...............................    2,583,649       2,935,269
Deferred tax liabilities..........................................      225,000              --
Commitments and contingencies (Notes 3 and 8)
Stockholders' equity:
  Common stock -- $.004 par value, 20,000,000 shares authorized,
     4,944,603 and 4,871,268 shares issued and outstanding at
     December 31, 1994 and 1993, respectively.....................       19,778          19,485
  Additional paid-in capital......................................   17,675,642      17,336,245
  Unrealized loss on short-term investments.......................      (46,279)             --
  Accumulated earnings (deficit)..................................    1,802,325      (2,581,877)
                                                                    -----------     -----------
          Total stockholders' equity..............................   19,451,466      14,773,853
                                                                    -----------     -----------
                                                                    $22,260,115     $17,709,122
                                                                    ===========     ===========

                             See accompanying notes

                                 CYTOCARE, INC.

                       CONSOLIDATED STATEMENTS OF INCOME

                                                            FOR THE YEAR ENDED DECEMBER 31
                                                      -------------------------------------------
                                                         1994            1993            1992
                                                      -----------     -----------     -----------
Revenues:
  Net equipment sales...............................  $ 3,125,495     $ 2,316,805     $ 5,406,821
  Procedures and maintenance fees and laser
     catheters......................................   12,537,264      10,874,799       7,529,432
  Interest and dividend income......................      642,058         481,319         631,378
                                                      -----------     -----------     -----------
          Total revenues............................   16,304,817      13,672,923      13,567,631
Costs and expenses:
  Cost of equipment sales...........................    1,139,805       1,657,488       2,722,074
  Costs related to procedure and maintenance fees
     and laser catheters............................    4,863,595       3,848,715       3,271,865
  Research and development..........................    1,076,033       2,333,421       2,192,756
  Selling...........................................    2,551,088       2,673,794       1,619,194
  General and administrative........................    2,105,324       2,226,293       1,582,592
  Other expenses....................................       34,770         337,977         868,151
                                                      -----------     -----------     -----------
          Total costs and expenses..................   11,770,615      13,077,688      12,256,632
                                                      -----------     -----------     -----------
Income before provision for income taxes............    4,534,202         595,235       1,310,999
Provision for income taxes..........................      150,000          65,000         142,000
                                                      -----------     -----------     -----------
Net income..........................................  $ 4,384,202     $   530,235     $ 1,168,999
                                                      ===========     ===========     ===========
Earnings per share:
  Primary earnings per share........................  $       .82     $       .10     $       .22
                                                      ===========     ===========     ===========
  Fully diluted earnings per share..................  $       .81     $       .10     $       .21
                                                      ===========     ===========     ===========
Number of shares used in the computation of earnings
  per share:
  Primary...........................................    5,350,404       5,398,257       5,222,568
                                                      ===========     ===========     ===========
  Fully diluted.....................................    5,427,685       5,398,257       5,461,230
                                                      ===========     ===========     ===========

                             See accompanying notes

                                 CYTOCARE, INC.

                CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

                             COMMON STOCK
                          -------------------   ADDITIONAL    ACCUMULATED   UNREALIZED LOSS
                          NUMBER OF               PAID-IN      EARNINGS      ON SHORT-TERM
                           SHARES     AMOUNT      CAPITAL      (DEFICIT)      INVESTMENTS        TOTAL
                          ---------   -------   -----------   -----------   ---------------   -----------
Balance at December 31,
  1991..................  4,763,263   $19,053   $17,114,320   $(4,281,111)     $      --      $12,852,262
Common stock options
  exercised.............     58,397       234        88,887            --             --           89,121
Net income..............         --        --            --     1,168,999             --        1,168,999
                          ---------   -------   -----------    ----------       --------      -----------
Balance at December 31,
  1992..................  4,821,660    19,287    17,203,207    (3,112,112)            --       14,110,382
Common stock options
  exercised.............     49,608       198       133,038            --             --          133,236
Net income..............         --        --            --       530,235             --          530,235
                          ---------   -------   -----------    ----------       --------      -----------
Balance at December 31,
  1993..................  4,871,268    19,485    17,336,245    (2,581,877)            --       14,773,853
Common stock options
  exercised.............     73,335       293       139,397            --             --          139,690
Income tax benefit from
  stock options.........         --        --       200,000            --             --          200,000
Unrealized loss on
  short-term
  investments...........         --        --            --            --        (46,279)         (46,279)
Net income..............         --        --            --     4,384,202             --        4,384,202
                          ---------   -------   -----------    ----------       --------      -----------
Balance at December 31,
  1994..................  4,944,603   $19,778   $17,675,642   $ 1,802,325      $ (46,279)     $19,451,466
                          =========   =======   ===========    ==========       ========      ===========

                             See accompanying notes

                                 CYTOCARE, INC.

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                YEAR ENDED DECEMBER 31,
                                                       ------------------------------------------
                                                           1994            1993           1992
                                                       ------------     ----------     ----------
Cash flows from operating activities:
  Net income.........................................  $  4,384,202     $  530,235     $1,168,999
  Adjustments to reconcile net income to net cash
     provided by operating activities:
     Depreciation and amortization...................       914,021      1,078,130        911,207
     Provision for doubtful accounts.................       140,000        272,900         97,269
     Provision for related party loan................        34,849        183,551        257,817
     Unrealized losses on short-term investments.....            --        228,316        113,014
     Changes in operating assets and liabilities:
       Accounts receivable...........................      (336,390)      (538,325)      (765,064)
       Inventories...................................      (616,946)      (407,889)        38,146
       Deferred taxes................................      (780,000)            --             --
       Prepaid expenses and other....................       147,257       (214,824)       (34,216)
       Accounts payable..............................      (136,231)       (94,561)       369,157
       Accrued expenses..............................       (89,759)      (853,817)       442,294
       Accrued income taxes..........................       (26,962)        23,588        104,999
       Accrued payroll expenses......................       101,952        (69,131)        18,511
       Deferred revenue..............................       140,130        147,810       (299,341)
       Customer deposits.............................      (140,750)        74,623     (1,293,873)
       Other, net....................................        28,203        (51,131)       (30,223)
                                                         ----------     ----------     ----------
          Net cash provided by operating
            activities...............................     3,763,576        309,475      1,098,696
                                                         ----------     ----------     ----------
Cash flows from investing activities:
  Purchases of investments available for sale........   (23,165,800)            --     (2,996,009)
  Proceeds from sales of investments available for
     sale............................................    19,122,614             --             --
  Related party loan.................................       (39,774)      (112,500)      (257,817)
  Purchases of property and equipment................    (1,009,218)      (998,261)      (877,529)
  Disposals of property and equipment................        40,145        451,614        268,310
                                                         ----------     ----------     ----------
          Net cash used in investing activities......    (5,052,033)      (659,147)    (3,863,045)
                                                         ----------     ----------     ----------
Cash flows from financing activities -- proceeds from
  issuance of common stock...........................       139,690        133,236         89,121
                                                         ----------     ----------     ----------
Net decrease in cash and equivalents.................    (1,148,767)      (216,436)    (2,675,228)
Cash and equivalents at beginning of year............     2,410,363      2,626,799      5,302,027
                                                         ----------     ----------     ----------
Cash and equivalents at end of year..................  $  1,261,596     $2,410,363     $2,626,799
                                                         ==========     ==========     ==========
Supplemental cash flow disclosures:
  Cash paid during the year for:
     Interest........................................  $         --     $       --     $       --
     Income taxes....................................  $    956,962     $   68,268     $   37,001
Supplemental schedule of noncash investing and
  financing activities:
  Tax benefit of employee stock options..............  $    200,000     $       --     $       --

                             See accompanying notes

                                 CYTOCARE, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               DECEMBER 31, 1994

1. ORGANIZATION AND OPERATIONS OF THE COMPANY

     Cytocare, Inc. (formerly Medstone International, Inc. prior to renaming and reorganization of the Company in January 1991) was incorporated in Delaware in October 1984. The Company's wholly-owned subsidiary Medstone International, Inc. ("Medstone") designs, manufactures and markets the Medstone STS(TM) Shockwave Therapy System (the "System") for the noninvasive disintegration of kidney stones in human patients. In addition to sales of the System, Medstone generates recurring revenue from procedure fees and fee for service arrangements for use of the System and from repairs and maintenance of the Systems.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Principles of consolidation

     The consolidated financial statements include the accounts of the Company, Medstone International, Inc. and Medstone Sales Corporation, a foreign sales corporation.

  Reclassifications

     Certain prior period balances have been reclassified to conform with the December 31, 1994 presentation.

  Statement of cash flows

     The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

     The Company had net non-cash transfers of inventory into fixed assets of $630,000, $168,000 and $468,000 for the years ended December 31, 1994, 1993 and
1992, respectively.

  Short-term Investments

     Effective January 1, 1994, the Company adopted the provisions of Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities." The adoption did not have a significant impact on the Company's consolidated financial statements. Management determines the appropriate classification of such securities at the time of purchase and reevaluates such classification as of each balance sheet date. Based on its intent, the Company's investments are classified as available-for-sale and are carried at fair value, with unrealized gains and losses, net of tax, reported as a separate component of stockholders' equity. The investments are adjusted for amortization of premiums and discounts to maturity and such amortization is included in interest income. Realized gains and losses and declines in value judged to be other than temporary are determined based on the specific identification method and are reported in the consolidated statements of operations.

     The Company invests primarily in U.S. government securities, and corporate obligations. As of December 31, 1994 and December 31, 1993, investments are summarized as follows:

                                                           GROSS          GROSS
                                                         UNREALIZED     UNREALIZED        FAIR
                                            COST           GAINS           LOSS           VALUE
                                         -----------     ----------     ----------     -----------
    1994
      U.S. Treasury Bills..............  $13,194,865        $ --         $ 46,279      $13,148,586
    1993
      Mutual Funds.....................    9,493,009          --          341,330        9,151,679

     Gross realized gains and losses were $0 and $331,817, respectively in 1994.

                                 CYTOCARE, INC.

     The amortized cost and estimated fair value of investments at December 31, 1994 by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because the issuer of the securities may have the right to repurchase such securities.

                                                               COST         FAIR VALUE
                                                            -----------     -----------
        Due in one year or less...........................  $13,194,865     $13,148,586

  Concentrations of credit risk

     Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of cash equivalents, marketable securities and accounts receivable. The Company's marketable securities consist primarily of U.S. Treasury Bills.

     The Company sells its products primarily to hospitals worldwide. Credit is extended based on the evaluation of the customer's financial condition and collateral generally is not required. The Company's ten largest customers accounted for approximately 47% of accounts receivable on December 31, 1994.

  Inventories

     Inventories are stated at the lower of cost (first-in, first-out) or market and consist of the following:

                                                                    DECEMBER 31,
                                                              -------------------------
                                                                 1994           1993
                                                              ----------     ----------
        Raw Materials.......................................  $1,194,369     $1,149,785
        Work in process.....................................     181,416         67,951
        Finished goods......................................     231,305        402,342
                                                              ----------     ----------
                                                              $1,607,090     $1,620,078
                                                              ==========     ==========

  Property and equipment

     Property and equipment are carried at cost. Depreciation and amortization are computed on the straight-line method over the following estimated useful lives:

                Lithotripters..................................         5 years
                Equipment......................................         5 years
                Furniture and fixtures.........................         5 years
                Leasehold improvements.........................   Life of lease

  Revenue recognition

     Revenues are recognized in accordance with the underlying contractual terms of each sale. Typically, revenue recognition requires the transfer of title upon shipment, customer acceptance, receipt of specified down payments and performance of all significant contractual obligations. All foreign sales contracts are negotiated with payment terms in U.S. dollars so the Company has no exposure to foreign currency price fluctuations.

     Service and maintenance contract revenues are deferred and amortized over the terms of the related contracts.

     The results for the year ended December 31, 1992 include two systems shipped in November 1990 to a foreign customer in the amount of $1.4 million. This revenue, with related costs of $324,000, was recognized in December 1992 upon resolution of a dispute with a distributor.

                                 CYTOCARE, INC.

  Per share information

     Per share information is presented in the accompanying consolidated statements of income based upon the weighted average number of common and common equivalent shares outstanding. Common equivalent shares result from the assumed exercise of outstanding dilutive securities when applying the treasury stock method. Fully diluted per share information is not presented for periods in which the effect is antidilutive.

3. COMMITMENTS

     In March 1994, the Company took occupancy of new office, manufacturing, engineering, warehouse space, and research and development laboratories under an operating lease with an initial term of two years. The monthly lease rate is $12,500. Upon expiration of the initial two-year term, the Company has the option to extend the lease in one year segments through March 1999 for modest price increases. The future minimum lease payments under the initial noncancelable term of the lease are as follows:

                                                                MINIMUM RENTAL
                                                                --------------
                1995..........................................     $151,000
                1996..........................................       25,000

     Total net rent expense under all operating leases for the years ended December 31, 1994, 1993 and 1992 was $237,000, $495,000, and $328,000,
respectively.

4. INCOME TAXES

     The provision for income taxes consists of the following:

                                                     YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                    DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                        1994             1993             1992
                                                    ------------     ------------     ------------
    Current:
      Federal.....................................   $1,256,000       $   84,000        $ 56,000
      State.......................................       45,000           15,000          86,000
      Utilization of tax credits..................     (373,000)         (34,000)             --
                                                     ----------         --------        --------
              Total Current.......................      928,000           65,000         142,000
                                                     ----------         --------        --------
    Deferred:
      Federal.....................................     (484,000)              --              --
      State.......................................     (294,000)              --              --
                                                     ----------         --------        --------
              Total Deferred......................     (778,000)              --              --
                                                     ----------         --------        --------
    Provision for income taxes....................   $  150,000       $   65,000        $142,000
                                                     ==========         ========        ========

                                 CYTOCARE, INC.

     The following is a reconciliation of the provision for income taxes at the federal statutory rate compared to the Company's effective tax rate:

                                                     YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                    DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                        1994             1993             1992
                                                    ------------     ------------     ------------
    Income tax at the statutory rate..............   $1,542,000       $  202,000        $446,000
    State income taxes (net of federal benefit)...     (164,000)          36,000          57,000
    Change in valuation allowance.................     (775,000)              --              --
    Losses with current tax benefit...............           --         (121,000)       (376,000)
    Tax credits with current benefit..............     (373,000)         (34,000)             --
    Accruals with tax benefit.....................           --          (29,000)             --
    Other.........................................      (80,000)          11,000          15,000
                                                     ----------         --------        --------
    Provision for income taxes....................   $  150,000       $   65,000        $142,000
                                                     ==========         ========        ========

     The tax effect of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

                                                                 DECEMBER 31,     DECEMBER 31,
                                                                     1994             1993
                                                                 ------------     ------------
    Deferred Taxes:
    Accruals and reserves not currently deductible for tax.....   $  888,000       $  921,000
    Net operating loss carryforward............................       58,000          233,000
    Credit for increasing research activities..................       50,000          244,000
    Depreciation...............................................           --           38,000
    Other credits..............................................        9,000           37,000
                                                                  ----------       ----------
      Total gross deferred tax assets..........................    1,005,000        1,473,000
      Less valuation allowance.................................           --        1,473,000
                                                                  ----------       ----------
      Net deferred assets......................................    1,005,000               --
                                                                  ----------       ----------
    Depreciation...............................................      225,000               --
                                                                  ----------       ----------
      Total gross deferred tax liabilities.....................      225,000               --
                                                                  ----------       ----------
    Net deferred tax assets and liabilities....................   $  780,000       $       --
                                                                  ==========       ==========

     At December 31, 1994, the Company has a California net operating loss carryforward of approximately $950,000 and a California research and development credit carryforward of approximately $50,000. These net operating losses and credits expire in 1997 through 2008. As a result of continued profitability, the Company recognized all of its deferred tax assets in the current year as management believes it is more likely than not that such deferred tax assets will be realized.

     The Tax Reform Act of 1986 contains provisions which could substantially limit the availability of the net operating loss carryforward as well as the research and development credit carryforward if there is a greater than 50% change of ownership during a three-year period. As of December 31, 1994, the Company has experienced less than a 5% ownership change.

5. STOCK OPTIONS

     In 1987, the Company adopted the 1987 Stock Option Plan (1987 Plan) under which options could be granted to key employees or directors of the Company by a committee appointed by the Company's Board of Directors (the Committee) to purchase up to 476,323 shares of the Company's common stock. The exercise

                                 CYTOCARE, INC.

prices for options granted under the 1987 Plan were equal to the fair market value of the common stock on the date of grant. During 1988 and 1989, the Committee granted options which generally become exercisable with respect to 1/60th of the issuable shares of each elapsed month during the five-year period commencing with dates determined by the Committee. All options granted in 1988 and 1989 terminate one year after the end of the five-year period. In June 1989, the Company terminated the 1987 Plan as to the granting of additional options. In April 1994, the termination date of the remaining 76,250 options exercisable under the 1987 Plan was extended for an additional year from the previously extended termination date.

     In June 1989, the Company's stockholders approved the 1989 Stock Incentive Plan (1989 Plan) which provides for the granting of a variety of stock-related securities, including shares of common stock, stock options and stock appreciation rights to employees and other selected individuals. In May 1991, the Company's stockholders amended the 1989 Plan to increase the number of shares issuable to 1,593,783 and eliminated the provision for an automatic increase in the number of shares issuable on January 1 of each year by one percent of the then outstanding shares. As of December 31, 1994, 753,698 options for shares of common stock had been granted and are outstanding under the 1989 plan.

     In June 1989, the Company's stockholders also approved the Nonemployee Director Stock Option Plan. This plan provides for the issuance of up to 50,000 shares of the Company' common stock upon exercise of options granted thereunder. As of December 31, 1994, 10,000 options for shares of common stock had been granted under this plan.

     Stock option activity under the Company's plans is summarized as follows:

                                                   YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                  DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
               NUMBER OF OPTIONS                      1994             1993             1992
------------------------------------------------  ------------     ------------     ------------
Outstanding, beginning of year..................     946,251          997,079          769,293
Granted.........................................      43,000          119,834          318,250
Exercised.......................................     (73,335)         (49,608)         (58,397)
Cancelled.......................................     (75,968)        (121,054)         (32,067)
                                                  -----------      ---------- -     -------- ---
Outstanding, end of year........................     839,948          946,251          997,079
                                                  ===========      ===========      ===========

             OPTION PRICE PER SHARE
------------------------------------------------
Granted.........................................  $        5.47     $5.00 - $5.50     $2.37 - $4.88
Exercised.......................................  $1.31 - $5.00     $1.31 - $5.00     $1.31 - $1.50
Outstanding, end of year........................  $1.31 - $5.50     $1.31 - $5.50     $1.31 - $5.00

     At December 31, 1994, 1993 and 1992, the number of unoptioned shares reserved and available for issuance under the plans was 880,085, 776,782 and 674,367, respectively. Outstanding options for 677,539 shares were exercisable at December 31, 1994.

     Effective March 2, 1990, the Company changed the exercise price of all outstanding options granted with exercise prices exceeding the closing market value of the stock on that date. Accordingly, the exercise price of these options was reduced to $5.00 per share.

6. EMPLOYEE BENEFIT PLAN

     In January 1990, the Company established a defined contribution profit sharing 401(k) plan for all eligible employees. The plan provides for the deferral of up to 15% of an employee's qualifying compensation under Section 401(k) of the Internal Revenue Code. Contributions by the Company may be made to the plan at the discretion of the Board of Directors. No such contributions were made to the plan during the years ended December 31, 1994, 1993 and 1992.

                                 CYTOCARE, INC.

7. MAJOR CUSTOMERS AND FOREIGN SALES

     During the year ended December 31, 1994, one foreign customer accounted for 10% of total revenue of the Company and the Company derived 13% of its total revenues from sales to foreign customers. During the year ended December 31, 1993, no single customer accounted for 10% or more of the total revenue and the Company derived 8% of its total revenues from sales to foreign customers. During the year ended December 31, 1992, the Company recorded revenues from two customers, one domestic and one foreign, each greater than 10% of the total revenue and derived 25% of its total revenue from sales to foreign customers.

8. CONTINGENCIES

     The Company is a defendant in two related class action lawsuits filed by two shareholders of the Company alleging that adverse material information was not disclosed at the time of the initial public offering and in subsequent periods. On May 4, 1992, the district court granted summary judgment in one of the actions in favor of the Company on all claims. On July 9, 1992, the district court granted the Company's motion to dismiss the second action. In October 1994, the Company received the opinion of the Ninth Circuit of Appeals affirming in part and reversing in part the United States District Court's decision granting summary judgment in favor of the Company and several officers. The complaints allege principally that adverse material information was not disclosed at the time of the initial public offering in June 1988. The Company intends to proceed to trial on any remaining matters. The ultimate outcome of the litigation cannot presently be determined. Accordingly, no provision for any liability that may result, if any, has been made in the financial statements.

     From time to time, the Company is subject to legal actions and claims for personal injuries or property damage related to patients who use its products. The Company has obtained a liability insurance policy providing coverage for product liability and other claims. Management does not believe that the resolution of any current proceedings will have a material financial impact on the Company.

9. RELATED PARTY TRANSACTIONS

     During 1991, the Company was a party to the formation of Cardiac Science, Inc., for which the Company purchased 5,353,031 shares of common stock, for a cash payment of $.0016 per share. This purchase represented 77.3% of the outstanding stock. As of July 8, 1991, the Company distributed a dividend to its shareholders of record on that date, one share of Cardiac Science, Inc. stock for each share of Cytocare stock held. The Company retained 629,768 shares of common stock of Cardiac Science, Inc.

     In June 1991, the Company agreed to loan Cardiac Science, Inc. up to $220,000 to provide working capital pursuant to the terms of a revolving note agreement. The unpaid principal amount of the loan, together with interest accrued thereon at the rate of 10% per annum, was due and payable to Cytocare in December 1991. Cytocare then agreed to extend this note and to loan additional amounts to Cardiac Science, Inc. As of April 30, 1992, the Company had loaned Cardiac Science, Inc. approximately $310,000. In April 1992, the Company agreed to extend its initial loan to Cardiac Science, Inc. and to loan Cardiac Science, Inc. an additional $200,000. These loans bore interest as a rate of 8% per annum, payable quarterly, are secured by Cardiac Science's assets and were to mature on the earlier of April 1, 1995 or the closing of the initial public offering of Cardiac Science, Inc. common stock.

     In September 1994, Cardiac Science completed a private placement offering, and in conjunction with that offering, the Company exercised warrants to purchase 2,720,000 shares of Cardiac Science Common Stock at $.15 per share. The proceeds of $408,000 were used to pay down a portion of the loans described above. The due date for the remaining principal balance of $102,000 has been extended to April 1, 1996. The expiration date for the remaining warrants was changed to March 31, 1996. In addition, the Company was issued 1,800,000 shares of Cardiac Science Common Stock and a ten year warrant to purchase 1,000,000

                                 CYTOCARE, INC.

shares at $.001 per share in full payment of unsecured obligations of approximately $176,000. At December 31, 1994, $104,335, which includes accrued interest, has been loaned to Cardiac Science. A reserve of $104,335 has been provided for non-payment of the loan.

     As of December 31, 1994, the Company held warrants to purchase 680,000 shares of Cardiac Science's common stock at $.15 per share which expire March 31, 1996 and warrants to purchase 1,000,000 shares at $.001 per share, which expire September 10, 2004.

     Separately, the Company advanced amounts to Cardiac Science for some operational expenses including (but not limited to) accounting services and health insurance. These amounts were to be repaid by Cardiac Science on a month-to-month basis. As of December 31, 1994, $8,947 had been advanced to Cardiac Science. A reserve of $4,023 has been provided for non-payment of the advances.

     Effective March 15, 1994, all Cardiac Science business is conducted at a location completely independent of Cytocare. This will insure that Cardiac Science cannot be perceived as lacking autonomy over its own business and technical operations.

                                 CYTOCARE, INC.

                SCHEDULE II -- VALUATION AND QUALIFYING ACCOUNTS

                                                             ADDITIONS
                                                      -----------------------
                                         BALANCE AT   CHARGED TO   CHARGED TO                    BALANCE AT
                                         BEGINNING    COSTS AND      OTHER                          END
              DESCRIPTION                 OF YEAR      EXPENSES     ACCOUNTS    DEDUCTIONS        OF YEAR
---------------------------------------  ----------   ----------   ----------   ----------       ----------
FOR THE YEAR ENDED DECEMBER 31, 1994:
Allowance for doubtful accounts........   $ 168,390    $140,000     $     --    $   50,972        $ 257,418
                                           ========    ========     ========     =========         ========
Allowance for inventory obsolescence...   $ 668,111    $     --     $     --    $    2,562(a)     $ 665,549
                                           ========    ========     ========     =========         ========
Allowance for related party loan.......   $ 693,072    $ 34,849     $     --    $  619,564(c)     $ 108,357
                                           ========    ========     ========     =========         ========
Allowance for investment in related
  party................................   $  23,436    $     --     $     --    $ (619,564)(c)    $ 643,000
                                           ========    ========     ========     =========         ========
FOR THE YEAR ENDED DECEMBER 31, 1993:
Allowance for doubtful accounts........   $ 746,368    $272,900     $     --    $  850,878(b)     $ 168,390
                                           ========    ========     ========     =========         ========
Allowance for inventory obsolescence...   $ 678,123    $     --     $     --    $   10,012(a)     $ 668,111
                                           ========    ========     ========     =========         ========
Allowance for related party loan.......   $ 509,521    $183,551     $     --    $       --        $ 693,072
                                           ========    ========     ========     =========         ========
FOR THE YEAR ENDED DECEMBER 31, 1992:
Allowance for doubtful accounts........   $ 949,992    $ 97,269     $     --    $  300,893(b)     $ 746,368
                                           ========    ========     ========     =========         ========
Allowance for inventory obsolescence...   $ 742,670    $     --     $     --    $   64,547(a)     $ 678,123
                                           ========    ========     ========     =========         ========
Allowance for related party loan.......   $ 251,704    $257,817     $     --    $       --        $ 509,521
                                           ========    ========     ========     =========         ========

---------------
(a) Write-off of inventory.
(b) Write-off of bad debt including $642,000 for one significant customer.
(c) Reserve transferred from loan provision to investment provision due to restructuring.

                          MEDSTONE INTERNATIONAL, INC.

                     CONDENSED CONSOLIDATED BALANCE SHEETS

                                                                                      DECEMBER 31,
                                                                                          1994
                                                                    SEPTEMBER 30,     ------------
                                                                        1995
                                                                    -------------
                                                                     (UNAUDITED)
                                              ASSETS
Current assets:
  Cash and equivalents............................................   $  2,417,258     $  1,261,596
  Short term investments..........................................     14,423,706       13,148,586
  Accounts receivable, less allowance for doubtful accounts of
     $265,000 and $257,000 at September 30, 1995 and December 31,
     1994, respectively...........................................      2,557,614        1,825,150
  Inventories.....................................................      1,857,297        1,607,090
  Deferred tax assets.............................................      1,005,000        1,005,000
  Prepaid expenses and other current assets.......................        503,303          394,595
                                                                      -----------      -----------
          Total currents assets...................................     22,764,178       19,242,017
Property and equipment, at cost...................................      5,936,075        6,722,721
  Less accumulated depreciation and amortization..................     (2,904,235)      (3,727,123)
                                                                      -----------      -----------
          Net property and equipment..............................      3,031,840        2,995,598
Other assets, net.................................................        153,573           22,500
                                                                      -----------      -----------
                                                                     $ 25,949,591     $ 22,260,115
                                                                      ===========      ===========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable................................................   $    748,486     $    521,496
  Accrued expenses................................................        280,455          368,942
  Accrued income taxes............................................        686,886          601,776
  Accrued payroll expenses........................................        306,583          408,884
  Deferred revenue................................................        612,025          642,551
  Customer deposits...............................................             --           40,000
                                                                    -------------     ------------
          Total current liabilities...............................      2,634,435        2,583,649
Deferred tax liabilities..........................................        225,000          225,000
Commitments and contingencies
Stockholders' equity:
  Common stock -- $.004 par value, 20,000,000 shares authorized,
     5,226,003 and 4,944,603 shares issued and outstanding at
     September 30, 1995 and December 31, 1994, respectively.......         20,904           19,778
  Additional paid-in capital......................................     18,046,530       17,675,642
  Unrealized gain/(loss) on short-term investments................             --          (46,279)
  Accumulated earnings............................................      5,022,722        1,802,325
                                                                    -------------     ------------
                                                                       23,090,156       19,451,466
                                                                    -------------     ------------
     Total stockholders' equity...................................   $ 25,949,591     $ 22,260,115
                                                                       ==========       ==========

                            See accompanying notes.

                          MEDSTONE INTERNATIONAL, INC.

                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                                             THREE MONTHS ENDED              NINE MONTHS ENDED
                                                SEPTEMBER 30,                  SEPTEMBER 30,
                                          -------------------------     ---------------------------
                                             1995           1994           1995            1994
                                          ----------     ----------     -----------     -----------
Revenues:
  Net equipment sales...................  $1,596,315     $  265,000     $ 3,988,980     $ 2,551,095
  Procedures and maintenance fees and
     laser catheters....................   3,430,836      3,551,319       9,642,894       9,325,049
  Interest income.......................     256,567        183,506         733,338         443,269
                                          -----------    -----------    ------------    ------------
          Total revenues................   5,283,718      3,999,825      14,365,212      12,319,413
Costs and expenses:
  Cost of equipment sales...............     686,011         97,368       1,727,487       1,063,060
  Costs related to procedures and
     maintenance fees...................   1,554,206      1,417,955       4,149,079       3,492,832
  Research and development..............     186,233        241,146         675,761         913,630
  Selling...............................     531,326        611,692       1,501,042       2,104,656
  General and administrative............     413,249        472,477       1,296,257       1,617,753
  Other expense (income)................      50,584         10,906          64,189          31,408
                                          -----------    -----------    ------------    ------------
          Total costs and expenses......   3,421,609      2,851,544       9,413,815       9,223,339
                                          -----------    -----------    ------------    ------------
Income before provision for income
  taxes.................................   1,862,109      1,148,281       4,951,397       3,096,074
Provision for (benefit from) income
  taxes.................................     651,000       (331,000)      1,731,000               0
                                          -----------    -----------    ------------    ------------
Net income..............................  $1,211,109     $1,479,281     $ 3,220,397     $ 3,096,074
                                          ===========    ===========    ============    ============
Earnings per share:
  Primary...............................  $      .22     $      .28     $       .58     $       .58
                                          ===========    ===========    ============    ============
  Fully diluted.........................  $      .21     $      .27     $       .56     $       .57
                                          ===========    ===========    ============    ============
Number of shares used in the computation
  of income per share:
  Primary...............................   5,590,330      5,336,111       5,538,913       5,329,987
                                          ===========    ===========    ============    ============
  Fully diluted.........................   5,649,209      5,395,963       5,704,439       5,384,628
                                          ===========    ===========    ============    ============

                            See accompanying notes.

                          MEDSTONE INTERNATIONAL, INC.

            CONDENSED CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
                      NINE MONTHS ENDED SEPTEMBER 30, 1995
                                  (UNAUDITED)

                                      COMMON STOCK
                                   -------------------   ADDITIONAL                  UNREALIZED LOSS
                                   NUMBER OF               PAID-IN     ACCUMULATED    ON SHORT-TERM
                                    SHARES     AMOUNT      CAPITAL      EARNINGS       INVESTMENTS        TOTAL
                                   ---------   -------   -----------   -----------   ---------------   -----------
Balance at December 31, 1994.....  4,944,603   $19,778   $17,675,642   $1,802,325       $ (46,279)     $19,451,466
Common Stock option exercised....   281,400      1,126       370,888           --              --          372,014
Change in unrealized loss on
  short-term investments.........        --         --            --           --          46,279           46,279
Net income.......................        --         --            --    3,220,397              --        3,220,397
                                   ---------   -------   -----------   ----------       ---------      -----------
Balance at September 30, 1995....  5,226,003   $20,904   $18,046,530   $5,022,722       $       0      $23,090,156
                                   =========   =======   ===========   ==========       =========      ===========

                            See accompanying notes.

                          MEDSTONE INTERNATIONAL, INC.

                 CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
                 NINE MONTHS ENDED SEPTEMBER 30, 1995 AND 1994
                                  (UNAUDITED)

                                                                      1995             1994
                                                                  ------------     ------------
Cash flows from operating activities:
  Net income....................................................  $  3,220,397     $  3,096,074
  Adjustments to reconcile net income to net cash
     provided (used) by operating activities:
     Depreciation and amortization..............................       702,251          661,953
     Provision for doubtful accounts............................            --          140,000
     Provision for related party loan...........................         1,315           28,492
     Unrealized losses (gains) on short-term investments........            --           (9,513)
     Changes in assets and liabilities:
       Accounts receivable......................................      (728,699)        (506,459)
       Inventories..............................................      (663,889)        (620,360)
       Deferred tax assets......................................            --       (1,100,000)
       Prepaid expenses and other current assets................      (108,708)         198,585
       Accounts payable and accrued expenses....................        36,202           81,461
       Accrued income taxes.....................................        85,110          440,346
       Deferred revenue.........................................       (30,526)         212,205
       Customer deposits........................................       (40,000)        (180,750)
       Other, net...............................................      (131,073)          34,561
                                                                  ------------     ------------
  Net cash provided by operating activities.....................     2,342,380        2,476,595
                                                                  ------------     ------------
Cash flows from investing activities:
  Purchase of marketable securities.............................   (15,471,271)     (20,330,573)
  Sale of marketable securities.................................    14,234,899       17,157,412
  Related party loan............................................         2,450          (28,492)
  Purchase of property and equipment............................    (1,001,035)        (795,954)
  Disposal of property and equipment............................       676,225           37,571
                                                                  ------------     ------------
  Net cash used in investing activities.........................    (1,558,732)      (3,960,036)
                                                                  ------------     ------------
Cash flows from financing activities:
  Proceeds from issuance of common stock........................       372,014          116,059
                                                                  ------------     ------------
Net increase (decrease) in cash and cash equivalents............     1,155,662       (1,367,382)
Cash and cash equivalents at beginning of period................     1,261,596        2,410,363
                                                                  ------------     ------------
Cash and cash equivalents at end of period......................  $  2,417,258     $  1,042,981
                                                                  ============     ============
Supplemental cash flow disclosures:
  Cash paid during the period for:
     Income taxes...............................................  $  1,645,890     $    659,654
     Interest...................................................  $          0     $          0

                            See accompanying notes.

                          MEDSTONE INTERNATIONAL, INC.

         NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1995

A. ORGANIZATION AND OPERATIONS OF THE COMPANY

     Medstone International, Inc., formerly known as Cytocare, Inc. prior to its renaming in September 1995 (the "Company" or "Medstone"), a Delaware corporation formed in October 1984, develops, manufactures and markets medical devices and therapeutics to treat urological diseases. Medstone manufactures, markets and maintains lithotripters, and is expanding its Fee-for-Service Program that supplies lithotripsy equipment to providers on a per procedure basis. Endocare, the Company's endourology subsidiary, manufactures equipment and devices to treat urologic soft tissue diseases. A majority of the Company's consolidated revenues come from Medstone's lithotripsy business.

     The Company, as a manufacturer of capital medical devices, has been vertically integrating by offering its medical devices directly to providers on a fee-per-procedure basis. Medstone currently offers mobile lithotripsy services using mobile systems in the Western United States on a fee-per-procedure basis. Medstone intends to expand efforts to grow this medical service side of its business.

     The Company continues efforts to separate its operating business units and revenue streams into independent operations. Management hopes that such a restructuring will benefit stockholders by bringing about operational advantages as well as more discriminating and favorable valuations of Medstone's units.

B. BASIS OF PRESENTATION

     In the opinion of the Company's management, the accompanying unaudited condensed consolidated financial statements include all adjustments (which consist only of normal recurring adjustments) necessary for a fair presentation of its consolidated financial position at September 30, 1995 and consolidated results of operations and cash flows for the periods presented. Certain prior period balances have been reclassified to conform with current period presentation. Although the Company believes that the disclosures in these financial statements are adequate to make the information presented not misleading, certain information and disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted and should be read in conjunction with the Company's audited financial statements included in the Company's 1994 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 28, 1995. Results of operations for the nine months ended September 30, 1995 are not necessarily indicative of results to be expected for the full year.

C. PER SHARE INFORMATION

     Per share information is presented in the accompanying consolidated statements of operations based upon the weighted average number of common and common equivalent shares outstanding. Common equivalent shares result from the assumed exercise of outstanding dilutive securities when applying the treasury stock method. Fully diluted per share information is not presented for periods in which the effect is antidilutive.

D. INVENTORIES

     At September 30, 1995 and December 31, 1994, inventories consisted of the following:

                                                                     SEPTEMBER 30,     DECEMBER 31,
                                                                         1995              1994
                                                                     -------------     ------------
Raw materials......................................................   $ 1,311,406       $1,194,369
Work in process....................................................        88,226          181,416
Finished goods.....................................................       457,665          231,305
                                                                       ----------       ----------
                                                                      $ 1,857,297       $1,607,090
                                                                       ==========       ==========

                          MEDSTONE INTERNATIONAL, INC.

                   NOTES TO UNAUDITED CONDENSED CONSOLIDATED
                      FINANCIAL STATEMENTS -- (CONTINUED)

E. INCOME TAXES

     The Company adopted Financial Accounting Standards Board Statement No. 109 in 1991. The effect of the adoption was to permit the Company to reduce its income tax expense by the utilization of the net operating loss carryforward rather than treating the realization of the net operating loss carryforward as an extraordinary credit.

F. SHORT-TERM INVESTMENTS

     The Company adopted Financial Accounting Standards Board Statement No. 115 as of January 1, 1994. The effect of the adoption is that the Company classifies its entire investment portfolio as available-for-sale. Accordingly, unrealized holding gains and losses on short-term investments will be carried as a separate component of stockholder's equity.

G. CONTINGENCIES

     The Company is a defendant in two related class action lawsuits filed on behalf of two stockholders of the Company alleging that adverse material information was not disclosed at the time of the initial public offering and in subsequent periods. On May 4, 1992, the district court granted summary judgment in one of the actions in favor of the Company on all claims. On July 9, 1992, the district court granted the Company's motion to dismiss the second action. Plaintiffs in both cases filed an appeal to the Ninth Circuit Court. In October 1994, the Company received the opinion of the Ninth Circuit Court of Appeals affirming in part and reversing in part the United States District Court's decision granting summary judgment in favor of the Company and several officers. The complaints allege principally that adverse material information was not disclosed at the time of the initial public offering in June 1988. In April 1995, the Company filed a Supreme Court brief, and in October 1995, the Company was informed that the Supreme Court declined to hear the case, returning the case to the district court for scheduling of the trial, for which the Company intends to proceed. The ultimate outcome of this litigation cannot presently be determined. Accordingly, no provision for any liability that may result, if any, has been made in the financial statements.

                          MEDSTONE INTERNATIONAL, INC.

                         PROFORMA FINANCIAL INFORMATION

     Medstone International, Inc. (the "Company"), a Delaware corporation formed in October 1984, develops, manufactures and markets medical devices and therapeutics to treat urological diseases.

     The Company is distributing to its shareholders, as a dividend, its operations in the endourology area, which manufactures equipment and devices to treat urologic soft tissue diseases and the operations of the biology division.

     The endourology operation, known as Endocare, currently contributes to the Company's revenues and expenses and the proforma adjustments reflect the removal of the Endocare operations for the nine months ended September 30, 1995 and year ended December 31, 1994. The adjustments to the balance sheet at September 30, 1995 reflect the removal of assets, liabilities and the dividend distribution attributable to the Endocare operations.

     The dividend distribution of Endocare will be composed of two separate transactions. In connection with the distribution, Medstone will contribute $500,000 and the net assets of the Endocare operation. Those operating assets are composed of the following: accounts receivable, inventories, and fixed assets. Medstone will then distribute a stock dividend of one share of Endocare for each outstanding share of Medstone as of the record date of the distribution.

     Also reflected in the adjustments in the distribution to its stockholders by the Company, of the operations of the biological division. The biological division, which will be known as Urogen Corp. is the Company's research effort in the areas of therapeutic, diagnostic and prognostic applications in urologic oncology. Currently, there are no revenues attributable to this operation, and adjustments to the statements of operations for the nine months ended September 30, 1995 and the year ended December 31, 1994 reflect removal of the Urogen operations. The adjustments to the balance sheet at September 30, 1995 reflect the removal of assets and the dividend distribution attributable to the Urogen operations.

     The dividend distribution of Urogen will be composed of two separate transactions. In connection with the distribution, Medstone will contribute $500,000 and the net assets of the Urogen operations. The operating assets are composed of the fixed assets of the biological research group and the proprietary prostatic murine antibodies. Medstone will then distribute a stock dividend of one share of Urogen for each outstanding share of Medstone as of the record date of the distribution.

     The remaining activities of Medstone International, Inc., after distribution, represent the Company's lithotripsy business. The operations include the manufacture, sales and service of the Company's Medstone STS lithotripter. The Company also provides fee-for-service lithotripsy to hospitals with its mobile lithotripters on a per procedure basis and equipment maintenance for customer owned equipment.

     Per share information presented in the accompanying statements of operations is based upon the weighted average number of common and common equivalent shares outstanding. Common equivalent shares result from the assumed exercise of outstanding dilutive securities when applying the treasury stock method. Fully diluted per share information is not presented for periods in which the effect is antidilutive.

                          MEDSTONE INTERNATIONAL, INC.

                             PROFORMA BALANCE SHEET
                                  (UNAUDITED)

                                                                                        SEPTEMBER 30,
                                                      SEPTEMBER 30,      PROFORMA           1995
                                                          1995          ADJUSTMENTS       PROFORMA
                                                      -------------     -----------     -------------
                                               ASSETS
Current assets:
  Cash and equivalents..............................   $  2,417,258     $(1,000,000)(1)  $  1,417,258
  Short-term investments............................     14,423,706              --        14,423,706
  Accounts receivable...............................      2,557,614         (79,025)(2)     2,478,589
  Inventories.......................................      1,857,297        (257,098)(3)     1,600,199
  Deferred tax assets...............................      1,005,000              --         1,005,000
  Prepaid expenses and other current assets.........        503,303         (11,470)          491,833
                                                        -----------     -----------       -----------
          Total current assets......................     22,764,178      (1,347,593)       21,416,585
Property and equipment:
  Lithotripters.....................................      3,028,849              --         3,028,849
  Equipment.........................................      1,285,035        (916,991)(4)       368,044
  Furniture and fixtures............................      1,532,427        (198,872)(4)     1,333,555
  Leasehold improvements............................         89,764              --            89,764
                                                        -----------     -----------       -----------
                                                          5,936,075      (1,115,863)        4,820,212
  Less accumulated depreciation and amortization....     (2,904,235)        543,533(4)     (2,360,702)
                                                        -----------     -----------       -----------
          Net property and equipment................      3,031,840        (572,330)        2,459,510
Other assets, net...................................        153,573         (24,327)          129,246
                                                        -----------     -----------       -----------
                                                       $ 25,949,591     $(1,944,250)     $ 24,005,341
                                                        ===========     ===========       ===========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable..................................   $    748,486     $   (37,911)     $    710,575
  Accrued expenses..................................        280,455              --           280,455
  Accrued income taxes..............................        686,886              --           686,886
  Accrued payroll expenses..........................        306,583         (13,292)          293,291
  Deferred revenue..................................        612,025          (1,628)          610,397
                                                      -------------     -----------     -------------
          Total current liabilities.................      2,634,435         (52,831)        2,581,604
Deferred tax liabilities............................        225,000              --           225,000
Commitments and contingencies
Stockholders' equity:
  Common Stock -- $.004 par value, 20,000,000 shares
     authorized, 5,226,003 shares issued and
     outstanding at September 30, 1995..............         20,904              --            20,904
  Additional paid-in capital........................     18,046,530              --        18,046,530
  Accumulated earnings..............................      5,022,722      (1,891,419)(5)     3,131,303
                                                      -------------     -----------     -------------
          Total stockholders' equity................     23,090,156      (1,891,419)       21,198,737
                                                      -------------     -----------     -------------
                                                       $ 25,949,591     $(1,944,250)     $ 24,005,341
                                                         ==========      ==========        ==========

                             See accompanying notes

                                 MEDSTONE, INC.

                         PROFORMA STATEMENTS OF INCOME

                                      NINE MONTHS ENDED SEPTEMBER 30, 1995              YEAR ENDED DECEMBER 31, 1994
                                   -------------------------------------------   -------------------------------------------
                                   AS REPORTED   ADJUSTMENTS        PROFORMA     AS REPORTED   ADJUSTMENTS        PROFORMA
                                   -----------   -----------       -----------   -----------   -----------       -----------
Revenues:
  Net equipment sales............  $ 3,988,980   $       --        $ 3,988,980   $3,125,495    $       --        $ 3,125,495
  Procedures and maintenance fees
    and laser catheters..........    9,642,894     (749,192 )(6)     8,893,702   12,537,264    (2,282,819 )(6)    10,254,445
  Interest and dividend income...      733,338           --            733,338      642,058            --            642,058
                                   -----------   -----------       -----------   -----------   -----------       -----------
Total revenues...................   14,365,212     (749,192 )       13,616,020   16,304,817    (2,282,819 )       14,021,998
Cost and expenses:
  Cost of equipment sales........    1,727,487           --          1,727,487    1,139,805            --          1,139,805
  Costs related to procedure and
    maintenance fees and laser
    catheters....................    4,149,079     (260,154 )(7)     3,888,925    4,863,595      (638,294 )(7)     4,225,301
  Research and development.......      675,761     (460,471 )(8)       215,290    1,076,033      (696,724 )(8)       379,309
  Selling........................    1,501,042     (223,793 )(9)     1,277,249    2,551,088      (845,276 )(9)     1,705,812
  General and administrative.....    1,296,257     (243,264 )(10)    1,052,993    2,105,324      (763,503 )(10)    1,341,821
  Other expense..................       64,189           --             64,189       34,770            --             34,770
                                   -----------   -----------       -----------   -----------   -----------       -----------
    Total costs and expenses.....    9,413,815   (1,187,682 )        8,226,133   11,770,615    (2,943,796 )        8,826,818
                                   -----------   -----------       -----------   -----------   -----------       -----------
Income from continuing operations
  before provision for income
  taxes..........................    4,951,397      438,490          5,389,887    4,534,202       660,977          5,195,179
Provision for income taxes.......    1,731,000      153,000 (11)     1,884,000      150,000        20,000 (11)       170,000
                                   -----------   -----------       -----------   -----------   -----------       -----------
Income from continuing
  operations.....................    3,220,397      285,490          3,505,887    4,384,202       640,977          5,025,179
                                   -----------   -----------       -----------   -----------   -----------       -----------
Loss from discontinued
  operations.....................           --     (285,490 )(11)     (285,490)          --      (640,977 )(11)     (640,977)
                                   -----------   -----------       -----------   -----------   -----------       -----------
Net income.......................  $ 3,220,397   $       --        $ 3,220,397   $4,384,202    $       --        $ 4,384,202
                                   ===========   ===========       ===========   ===========   ===========       ===========
Earnings per share:
  Primary earnings per share.....  $       .58                     $       .58   $      .82                      $       .82
                                   ===========                     ===========   ===========                     ===========
Fully diluted earnings per
  share..........................  $       .56                     $       .56   $      .81                      $       .81
                                   ===========                     ===========   ===========                     ===========
Number of shares used in the
  computation of earnings per
  share:
  Primary........................    5,538,913                       5,538,913    5,350,404                        5,350,404
                                   ===========                     ===========   ===========                     ===========
  Fully diluted..................    5,704,439                       5,704,439    5,427,685                        5,427,685
                                   ===========                     ===========   ===========                     ===========

                             See accompanying notes

                          MEDSTONE INTERNATIONAL, INC.

                     NOTES TO PROFORMA FINANCIAL STATEMENTS

     The proforma adjustments reflect, as one set of adjustments, the activities attributable to both Endocare, Inc. and Urogen Corp. and the initial capitalization of both entities.

PROFORMA BALANCE SHEET ADJUSTMENTS:

(1) Cash

     This adjustment has been made to reflect the two cash contributions of $500,000 each, to Endocare and to Urogen.

(2) Accounts Receivable

     This adjustment has been made to reflect the distribution to Endocare of the gross receivables of $176,131 attributable to the Endocare operations. Offsetting this gross receivable is an allowance for doubtful accounts of $97,106 that is also attributable to the Endocare operations.

(3) Inventories

     This adjustment has been made to reflect the distribution to Endocare of the inventories of the Endocare operations.

(4) Property and equipment

     This adjustment has been made to reflect the contribution of the fixed assets of the two operations and their respective accumulated depreciation. Listed below is the breakdown of the assets contributed to each operation.

                                                         ENDOCARE      UROGEN       TOTAL
                                                         --------     --------     --------
    Equipment at cost..................................  $714,955     $202,036     $916,991
    Furniture and fixtures at cost.....................    36,173      162,699      198,872
    Accumulated depreciation...........................  (323,857)    (219,676)    (543,533)
                                                         --------     --------     --------
    Property and equipment, net........................  $427,271     $145,059     $572,330
                                                         ========     ========     ========

(5) Accumulated earnings

     This adjustment has been made to reflect the dividend distributions of the two stock dividends, composed of cash distributed $1,000,000 and net assets of $891,419.

PROFORMA INCOME STATEMENT ADJUSTMENTS:

(6) Laser catheter revenues

     This adjustment has been made to remove the Endocare revenues.

(7) Cost of sales

     This adjustment has been made to remove the Endocare product costs.

(8) Research and development

     This adjustment has been made to remove the Endocare and Urogen research and development expenditures.

                          MEDSTONE INTERNATIONAL, INC.

(9) Selling

     This adjustment has been made to remove the Endocare selling expenses.

(10) General and administrative

     This adjustment has been made to remove the Endocare and Urogen administration expenses.

(11) Provision for taxes and loss from discontinued operations

     This adjustment is to record the tax effect of the losses of Endocare and Urogen at the effective consolidated tax rate in effect for the periods presented and to reflect the distribution of the Endocare and Urogen operations as discontinued operations (net of taxes). The discontinued operations presentation is provided solely for investor consideration and such presentation will not be provided in Medstone's post-spin-off financial statements.